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                                                                  EXHIBIT 10.13A

                CONFIDENTIAL TREATMENT REQUESTED BY ABGENIX, INC.

            AMENDMENT TO MASTER RESEARCH LICENSE AND OPTION AGREEMENT


     This Amendment of Master Research License and Option Agreement (the "Amendment"), effective as of November __, 1997, (the "Amendment Effective Date"), is made by and between Xenotech, L.P., a California limited partnership ("XT"), Abgenix, Inc. ("ABX"), a Delaware corporation and wholly-owned subsidiary of Cell Genesys, Inc., a Delaware corporation ("CGI"), and Japan Tobacco Inc., a Japanese corporation ("JT"), and amends that certain Master Research License and Option Agreement among JT, ABX, and XT effective as of June 28, 1996 (the "1996 Master Agreement").

                                    RECITALS

A. XT is a limited partnership formed in June 1991 by JT Immunotech USA, Inc., a wholly-owned indirect subsidiary of JT, and CGI to research, develop, use, modify, make, have made, sell and otherwise dispose of certain products and hold the rights to certain technology relating to human monoclonal antibodies derived from transgenic mice.

B. CGI has assigned all of its rights and any obligations under the 1996 Master Agreement, and various other agreements, to its wholly-owned subsidiary ABX.

C. The parties desire to amend the 1996 Master Agreement to (i) provide for the transfer of transgenic mice to third parties under certain circumstances provided herein, (ii) modify the 1996 Master Agreement, and the form Product Licenses attached thereto, in order to facilitate commercialization of the XenoMouse(TM) transgenic mice and related technology, and (iii) clarify the manner in which rights obtained by XT from third parties are incorporated into the licenses granted under the 1996 Master Agreement.

NOW THEREFORE, it is agreed by and between the parties to amend the 1996 Master Agreement as follows:


1. All capitalized terms not defined in this Amendment shall have the meanings given to them in the 1996 Master Agreement.

2.   Section 1.10 is amended to read in its entirety as follows:

     1.10 "Covered Product" shall mean any Antibody Product which incorporates
     (i) an Antibody which binds to a particular Antigen or (ii) Genetic Material encoding such an Antibody wherein said Genetic Material does not encode multiple Antibodies.



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3.   Section 1.19 is amended to read in its entirety as follows:

     1.19 "Licensed Technology" shall mean the [***] Technology, the [***] Technology, and the XT-Controlled Rights.


4.   Sections 1.34 and 1.35 are deleted from the 1996 Master Agreement.


5.   The following new Sections 1.37, 1.38, 1.39, 1.40, 1.41, 1.42, 1.43, 1.44
     and 1.45 are added following Section 1.36 of the 1996 Master Agreement:

     1.37 "Antibody" shall mean a composition comprising a whole antibody or a fragment thereof, said antibody or fragment having been derived from the Licensed Technology and/or generated from Mice or Future Generation Mice or having been derived from nucleotide sequences encoding, or amino acid sequences of, an antibody obtained from Mice or Future Generation Mice.

     1.38 "Antibody Product" shall mean any product comprising an Antibody or Genetic Material encoding an Antibody wherein, in respect of each Antibody Product, said Genetic Material does not encode multiple Antibodies.

     1.39 "Antibody-Secreting Cell" shall mean a cell that secretes an Antibody, except where such cell is part of a mammal.

     1.40 "Antigen Invention" shall mean intellectual property rights in and to patentable inventions (including patent and patent applications) which both
     (i) include claims to the following:

          (A) [***]

          (B) [***]

          (C) [***]



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          (D) [***]

     and (ii) wherein, but for a license thereto, such claims would be infringed by the manufacture, use, sale, offer for sale, or import of Antibody Products to such Antigen.

     1.41 "Genetic Material" shall mean a nucleotide sequence, including DNA, RNA, and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment.

     1.42 "GenPharm Cross License" shall mean that certain Cross License Agreement, effective as of March 26, 1997, entered into by and among the parties, GenPharm International, Inc. ("GenPharm") and the other parties named therein, as the same may be amended from time to time.

     1.43 "Research License" shall have the meaning set forth in Article 3 of this Agreement.

     1.44 "Transgenic Product" shall mean any product constituting (i) Mice or Future Generation Mice, (ii) Genetic Material from Mice or Future Generation Mice, or (iii) an Antibody-Secreting Cell.

     1.45 "XT-Controlled Rights" shall mean all rights to intellectual property or technology that are licensed to XT pursuant to the agreements listed on Exhibit H or any other license or similar agreement granting XT rights to intellectual property or technology (each such agreement an "XT In-License"), to the extent that XT has the right under the terms of the applicable XT In-License to further license or sublicense such rights during the term of this Agreement.

6.   Section 2.3 is amended to read in its entirety as follows:

     2.3 The Mice shall only be used by a Grantee pursuant to the Research License set forth in Article 3 hereof for research and development purposes or pursuant to a Product License and shall not be transferred or otherwise made available to any third party, except as provided in Sections 2.7 of this Agreement or as provided under an applicable Product License entered into between the Grantee and XT.

7.   The following new Sections 2.7 and 2.8 shall be inserted following Section
     2.6 of the 1996 Master Agreement:

     2.7 Transfer of Mice: Notwithstanding any provision to the contrary in this Agreement or any Material Transfer Agreement entered into between the parties under Sections 2.1, 2.2 or 2.3 (or any other agreement between parties to this



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Agreement, as such agreements are amended from time to time), Grantees and XT shall have the right to transfer physical possession of one or more sterilized male Mice or sterilized male Future Generation Mice (in each case, sterilized using a method agreed upon by JT and ABX) or Transgenic Products, but not other Mice or Future Generation Mice, to third parties (including Affiliates) for research and development purposes, with the proviso that such research and development purposes shall not exceed the rights conferred in accordance with
Section 3 hereof; and further provided that, as to transfers of Mice and Future Generation Mice (but not of other Transgenic Products), Grantees shall only be permitted to make transfers of such Mice and Future Generation Mice to third parties on the following terms and conditions:

          (a) Mice and Future Generation Mice shall not be transferred to any third party by a Grantee except under a written agreement (the "Third-Party Transfer Agreement") providing, among other things, that:

               (1) all Mice and Future Generation Mice shall be the property of the respective owners of such Mice and Future Generation Mice prior to their transfer to the third party, and the transfer of physical possession to such third party, and/or possession or use by such third party, of Mice or Future Generation Mice shall not be, nor be construed as, a sale, lease, offer to sell or lease, or other transfer of title to any Mice or Future Generation Mice;

               (2) all Mice and Future Generation Mice shall remain in the control of such third party and shall not be transferred to any other party (other than the transferring Grantee);

               (3) the third party shall not attempt to use the Mice or Future Generation Mice, or any others materials derived in whole or part from the Mice or Future Generation Mice (including Genetic Materials) to reproduce the Mice or Future Generation Mice or to generate or produce other transgenic mice or other transgenic animals;

               (4) if the third party is a for-profit pharmaceutical or for-profit biotechnology company, [***]; provided, however, that this provision shall not restrict or prohibit any authorized manufacture, use, or sale or other commercialization of materials derived from the Mice or Future Generation Mice in accordance with a license or sublicense from XT or a Grantee (or a Sublicensee of XT or a Grantee) under this Agreement, a Product License, or otherwise;



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               (5) the third party shall not sell, have sold, lease, offer to sell or lease, otherwise transfer title to any Mice, Future Generation Mice, Antibody-Secreting Cells derived from the Mice or Future Generation Mice, or (except as provided in (6) below) Genetic Materials derived from the Mice or Future Generation Mice;

               (6) the third party shall not sell, have sold, lease, offer to sell or lease, otherwise transfer title to, or otherwise distribute or commercialize any Antibody or Antibody Product without obtaining a license, sublicense, or other authorization from the transferring Grantee;

               (7) the third party shall not use the Mice or Future Generation Mice to make or use antibodies to [***]; and

               (8) XT shall be a third-party beneficiary of the commitments by third parties set forth in items (1) through (7) above.

          (b) Grantees shall not grant any license, sublicense, or other authorization of the type described in Section 2.7(a)(6) to third parties unless such license, sublicense, or other authorization does not conflict with the applicable terms of this Agreement, any applicable Product License, and the GenPharm Cross-License.

          (c) Nothing in this Section 2.7 shall be construed as granting Grantees the right to sublicense any third party to sell, have sold, lease, or offer to sell or lease, any Covered Product, other than pursuant to a sublicense under a Product License entered into by Grantee under the terms of this Agreement.

2.8 Transfer of Transgenic Products and Antibody Products: When transferring physical possession of any Transgenic Product or Antibody Product to a third party, the transferring Grantee shall obtain a written agreement from the third party that such transferred materials remain the property of the respective owner of such materials prior to their transfer to the third party, and the transfer of physical possession to such third party, and/or possession or use by such third party, of such materials shall not be, nor be construed as, a sale, lease, offer to sell or lease, or other transfer of title to such transferred materials. If a Grantee has authority to sell or otherwise transfer title to materials pursuant to a Product License, the terms of this Section 2.8 shall not apply to the transfer of such materials by such Grantee.


8. Article 3 ("Grant of Research License") is amended to read in its entirety as follows:

3.1 Grant. XT hereby grants to each Grantee a co-exclusive (with each other and XT), worldwide, royalty-free, fully paid up, perpetual, irrevocable license (or sublicense, as appropriate) under the Licensed Technology to use for research, and to



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     develop, make, have made, use, import, export or otherwise transfer physical possession of (but not to sell, lease, offer to sell or lease, or otherwise transfer title to) Transgenic Products and Antibody Products (the "Research License"); provided, however, that (i) the right to transfer physical possession of Mice and Future Generation Mice pursuant to this Research License shall be limited as set forth in Section 2.7 of this Agreement, and (ii) as to all XT-Controlled Rights, the foregoing grant shall be subject in all respects to the applicable XT In-License(s) pursuant to which such XT-Controlled Rights were granted to XT.

     3.2 Sublicenses.

          (a) Each Grantee may grant to third parties non-exclusive sublicenses under the Research License (i) to use Transgenic Products and (ii) to research, develop, make, have made, use, import and export (but not to sell, lease, offer to sell or lease, or otherwise transfer title to) Antibody Products, Antibody-Secreting Cells, and Genetic Materials, solely for research and development purposes; provided, that the transfer of Mice and Future Generation Mice by Grantees shall be subject to the restrictions set forth in Section 2.7 of this Agreement.

          (b) [***]; provided, however, that this Subsection 3.2(b) shall not restrict or prohibit any authorized manufacture, use, or sale or other commercialization of materials derived from the Mice or Future Generation Mice in accordance with a license or sublicense from XT or a Grantee (or a Sublicensee of XT or a Grantee).

          (c) Sublicenses under this Section 3.2 shall not include the right to grant further sublicenses to use the Mice or Future Generation Mice, but may include the right to grant further sublicenses as to other rights sublicensed hereunder upon the approval of the Grantee which sublicensed such rights. Except as set forth in this Section 3.2, Grantees shall have no other right to grant sublicenses under the Research License unless otherwise agreed in writing by Xenotech. It is understood that after a Grantee has entered into a Product License under this Agreement for Antibody Products related to a particular Antigen, that Grantee may, among other things, sublicense third parties under such Product License to use any Mice or Future Generation Mice transferred to that third party by the Grantee pursuant to Section 2.7 of this Agreement to research, develop, make, have made, use, import, export, sell, lease, offer to sell or lease, otherwise transfer title, or otherwise distribute or commercialize Antibody Products covered by such Product License.

     3.3 Direct Sublicense to CGI. With regard to rights and sublicenses under the GenPharm Cross License sublicensed to ABX under Section 3.1 above ("ABX's



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     GenPharm Research Rights"), it is understood and agreed that, in the event that CGI obtains (i) a sublicense of rights from ABX under a Product License and (ii) a corresponding sublicense related to the Product Antigen from XT (a "Direct CGI Sublicense") pursuant to that certain Direct Sublicense to Cell Genesys entered into by and between CGI and XT effective as of October __, 1997, the grant of ABX's GenPharm Research Rights under this Article 3 shall be subject to the Direct CGI Sublicense, and ABX's GenPharm Research Rights shall be subordinate to the rights granted under the Direct CGI Sublicense to the extent, and for so long as, required under the GenPharm Cross License. Upon any termination or expiration of the Direct CGI Sublicense (and all sublicenses, if any, thereunder), ABX's GenPharm Research Rights shall no longer be subject to the grant of rights and sublicenses under the Direct CGI Sublicense.


9.   Section 4.2(i)(a) and (b) are amended to read in their entirety as follows:

          (a) During the term of this Agreement, the Grantees shall meet [***], at such times and locations as they may agree. Each Grantee may select [***] Additional Antigens at [***]. Thereafter, each Grantee may, at such quarterly meetings, select (i) up to three (3) Additional Antigens per calendar six-month period during the time from January 1, 1997 to June 30, 1997, and (ii) up to four (4) Additional Antigens per calendar six-month period thereafter. At the time that a Grantee selects an Antigen [***], it shall also provide to the other Grantee a summary of the scientific background to the selection of such Antigen, [***]. Such disclosure shall be without any warranty regarding, or agreement to license, such rights. The Grantee selecting an Antigen shall also inform the other Grantee of [***].

          (b) If a Grantee does not select an Additional Antigen at a particular [***], provided, however, that it may not [***]. Once selected an Additional Antigen shall [***].

The remainder of Section 4.2 shall not be changed by this Amendment.



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10.  Section 6.1 is amended to read in its entirety as follows:

     6.1 Limitations on Product Licenses. Upon execution by XT and a Grantee (and unless and until terminated), each of the Product Licenses shall be deemed to be a "[***] License." [***], the license shall no longer be deemed to be a "[***] License." At no time shall either Grantee have the right to hold [***]. In the event that a Grantee terminates a Product License in its entirety, such license shall no longer be deemed to be held by such Grantee for the purpose of the limitations set forth in this
     Section 6.1.

11.  Section 7.1 is amended to read in its entirety as follows:

     7.1 In order to [***]. The right of a Grantee to license or sublicense pursuant to this Section 7.1 shall not require the consent of the other Grantee or of XT, and shall not require any additional obligations to XT other than acceptance by the Grantee of the terms and conditions of the applicable Exclusive Worldwide Product License from XT to such Grantee related to the Antigen. A Grantee selecting an Antigen governed by the terms of this Section 7.1 shall notify the other Grantee, at the time the Antigen is selected, that this Section 7.1 applies. It is understood and agreed that the other Grantee [***].

12.  Section 7.2 is amended to read in its entirety as follows:

     In the event that [***]



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     [***]. XT will confer with CGI and JTI as to how to [***].

13. Article 8 is amended to read in its entirety as follows:

8.  IN-LICENSING OR ACQUISITION; INVENTIONS

     8.1 In-Licensing Third Parties Antigen Inventions.

          (a) If either Grantee is licensing or otherwise acquiring from a third party (or negotiating to license or acquire from a third party) patent rights in an Antigen Invention that were made by a third party without the use of Mice or Future Generation Mice, such Grantee (the "In-Licensing Grantee") [***]. Subject to Section 4.2(iv) above, the Grantee that selects an Antigen pursuant to Section 4.2(i)(a) above shall [***]. If both Grantees have selected the same Antigen pursuant to Section 4.2(iv) above, they shall mutually agree, subject to Section 4.2(iv)(d), on control of in-licensing negotiations.

          (b) If the In-Licensing Grantee licenses or acquires rights to one or more Antigen Inventions from a third party and secures such rights for the other Grantee pursuant to Section 8.1(a) above, and [***].

     8.2 Inventions By Grantees.

          (a) Inventions Made Before Selection. Subject to Sections 8.2(c), 8.4 [***] and 8.7 of this Agreement, each Grantee shall, promptly following the selection of an Antigen by either Grantee ("selection" referring to the process



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     set forth in Section 4.2 above), disclose to the other all Antigen
     Inventions related to that Antigen made, conceived and reduced to practice by the disclosing Grantee prior to selection of the Antigen. At such time as the non-disclosing Grantee has [***], the disclosing Grantee shall, [***].

          (b) Inventions Made After Selection. Subject to Sections 8.2(c), 8.4 [***] and 8.7, each Grantee shall, after an Antigen has been selected, disclose to the other Grantee within a reasonable time after invention all Antigen Inventions related to that Antigen that are made, conceived and reduced to practice by the disclosing Grantee after the selection of the Antigen; provided, however, that such disclosure shall only be required if the other Grantee, at the time of invention, has [***].

          (c) Limitation. Notwithstanding the foregoing Subsections 8.2(a) and
     (b), neither Grantee shall be obligated to disclose, license to the other Grantee, or negotiate for such licenses, each as set forth in Subsections 8.2(a) and (b), for [***]. The limitations set forth in this Section 8.2(c) shall not limit the obligations set forth in Section 8.3(a).



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     8.3 Inventions Where One Grantee Has Worldwide Exclusive Product License.

          (a) Mandatory License to Inventions of Grantee: If either Grantee (the "Exclusive Grantee") enters into an Exclusive Worldwide Product Sublicense with respect to a particular Antigen, the other Grantee shall grant to the Exclusive Grantee, for so long as such Exclusive Worldwide Product License is in effect, a non-exclusive, worldwide, royalty-free license under all Antigen Inventions specifically related to such Antigen made, conceived and reduced to practice by the other Grantee after the time that the Exclusive Grantee entered into the Exclusive Worldwide Product License.

          (b) Mandatory License to Inventions of Third Parties: If either Grantee (the "Exclusive Grantee") has in effect an Exclusive Worldwide Product Sublicense with respect to a particular Antigen, the other Grantee
     (i) shall not transfer to a third party any Transferred Materials for such Antigen without the prior written consent of the Exclusive Grantee and (ii) shall, when negotiating the terms of any material transfer agreement in connection with transferring to a third party Transferred Materials for such Antigen, obtain the right to license on a non-exclusive, worldwide, royalty-free basis, to the other Grantee all Antigen Inventions specifically related to such Antigen which are made by the third party (or jointly by the third party and the Grantee) through use of the Transferred Materials for such Antigen, and shall so license such Antigen Inventions to the Exclusive Grantee for so long as such Exclusive Worldwide Product License is in effect.

          (c) Transferred Materials for an Antigen. As used in Sections 8.3, 8.4 and 8.5 of this Agreement, "Transferred Materials for X", where "X" is an Antigen, shall include Mice or Future Generation Mice for use with such Antigen, Antibody Products comprising Antibodies that bind to such Antigen, and Antibody-Secreting Cells that secrete such Antibodies and Genetic Materials that encode such Antibodies.

     8.4 Third Party Inventions With Mice- [***]. The terms of this Section 8.4 shall apply when (A) an Antigen (i) has not yet been selected by either Grantee (or has been selected and later abandoned so that it is again available for selection) or (ii) has been selected by the transferring Grantee or (iii) has been selected by both Grantees and both Grantees have an option to enter into (and/or have entered into) a Co-Exclusive Worldwide Product License, and (B) a Grantee executes a material transfer agreement in connection with transferring to a third party Transferred Materials for such Antigen. It is understood that if an Antigen has been selected by both Grantees and both Grantees have the option to enter into a Co-Exclusive Worldwide Product License with respect to such Antigen, then the Grantees shall [***].

          (a) Disclosure. When negotiating the terms of a material transfer agreement as described in this Section 8.4, [***]



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     [***]. It is understood that at such time, if any, as [***].

          (b) License Negotiation. When negotiating the terms of a material transfer agreement as described in this Section 8.4, the transferring Grantee shall [***].

          (c) Limitation. Notwithstanding (a) and (b) above, it is understood and agreed that neither Grantee shall be obligated to disclose or license to the other any Antigen Inventions that such Grantee is contractually prohibited from disclosing or licensing to the other [***].

     8.5 Third Party Inventions With Mice - Mandatory Disclosure and Licensing. The terms of this Section 8.5 shall apply when a Grantee has selected an Antigen (and has either entered into a Product License with respect to such Antigen or has the right to acquire such a Product License) and the other Grantee (the "Transferring Grantee") is negotiating the terms of a material transfer agreement in connection with transferring to a third party Transferred Materials for such Antigen. Notwithstanding the foregoing, the terms of this Section 8.5 shall not apply where the terms of Section 8.4 apply pursuant to Section 8.4(A)(iii).

          (a) Mandatory Disclosure. The Transferring Grantee shall obtain the right to disclose to the Grantee that selected the Antigen all Antigen Inventions made by a third party (or jointly by the third party and the Transferring Grantee) through use of the Transferred Materials for such Antigen transferred under a material transfer agreement as described in this Section 8.5, and shall thereafter promptly disclose all such Antigen Inventions to the other Grantee. It is understood that at such time, if any, as the other Grantee no longer has a Product License or option to enter into a Product License with respect to the Antigen, the



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Transferring Grantee shall have no obligation to disclose Antigen Inventions for such Antigen.

          (b) Mandatory License. The Transferring Grantee shall obtain the right to license to the Grantee that selected the Antigen all Antigen Inventions made by a third party (or jointly by the third party and the Transferring Grantee) through use of the Transferred Materials for such Antigen transferred under a material transfer agreement as described in this
     Section 8.5. Thereafter, subject to Section 8.3(b), the Transferring Grantee shall, if the other Grantee has in effect at the time a Product License for such Antigen, grant a nonexclusive license to all such Antigen Inventions in the same Territory as set forth in such Product License, and for so long as such Product License is in effect, on commercially reasonable terms. It is understood that at such time, if any, as the other Grantee no longer has a Product License with respect to that Antigen, the Transferring Grantee shall have no further obligation to license such Antigen Inventions for the Antigen to the other Grantee.

          (c) Prohibition on Transfer of Mice. Neither Grantee shall transfer Mice or Future Generation Mice to a third party for use with an Antigen which has been selected by the other Grantee or with respect to which the other Grantee has entered into a Product License, unless the transferring Grantee first obtains (i) the right to make the disclosure set forth in Subsection (a) above and (ii) the ability to grant any license or sublicense to the other Grantee as required Subsection (b) above.

     8.6 Additional Third-Party Inventions Using Mice. The terms of this Section
     8.6 shall apply when negotiating the terms of a material transfer agreement in connection with transferring Mice or Future Generation Mice to a third party, if such Mice or Future Generation Mice are [***].

          (a) [***]. The transferring Grantee shall [***]; provided, however, that the transferring Grantee shall [***].

          (b) [***]. The transferring Grantee shall [***]. It is understood that [***]



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     [***]. Except as the Grantees may otherwise agree, it is understood that the transferring Grantee shall [***].

     8.7 Where Inventing Party Has Exclusive Worldwide Product License. If a Grantee has entered into an Exclusive Worldwide Product License with respect to an Antigen, or if a Grantee has an option to enter into such a Product License and the other Grantee has no Buy-In Right with regard to such Antigen, the Grantee that has entered into, or has the option to enter into, the Exclusive Worldwide Product License shall not be subject to the provisions of this Article 8 regarding Antigen Inventions for such Antigen.

     8.8 Terminology. For purposes of clarification, (i) to "disclose" an Antigen Invention, as that term is used in this Article 8, shall mean providing the written Disclosure and Record of Invention Form attached hereto as Exhibit G, and (ii) to "license" an Antigen Invention, as that terms is used in this Article 8, shall mean to grant a non-exclusive license under such Antigen Invention to the extent reasonably necessary to make, have made, use, sell, offer to sell, and import Antibody Products to such Antigen pursuant to a Product License entered into by the party receiving such license under such Antigen Invention.


14.  The following new Section 17.20 shall be inserted following Section 17.19:

     17.20 All rights and licenses granted to Grantees hereunder shall be subject to the GenPharm Cross License, and to the extent that this Agreement (or any license or Product License granted or permitted under this Agreement) purports to grant greater rights to any Grantee than is permitted under the Cross License, such rights shall be granted only to the extent permitted under the Cross License, and the terms of the Cross License shall control.


15. Restated Exhibits A, B, C, and D attached hereto are hereby incorporated into the 1996 Master Agreement as Restated Exhibits A, B, C, and D of the 1996 Master Agreement, in the place of Exhibits A, B, C, and D, respectively.


16. Schedule 1 and Schedule 2 of the 1996 Master Agreement are amended to read in their entirety as set forth in the Schedule 1 and Schedule 2 attached hereto.



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                                      -14-

17. Exhibit H attached hereto is hereby incorporated into the 1996 Master Agreement as Exhibit H of the 1996 Master Agreement.


18. Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by the parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of California, without regard to the principles of conflicts of laws.


     IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment.


ABGENIX, INC.                           JAPAN TOBACCO, INC.

By: /s/ R. Scott Greer                  By: /s/ Masakazu Kakei
    ---------------------------------       ------------------------------------
Name:  R. Scott Greer                   Name:  Masakazu Kakei
Title: President and CEO                Title: Executive Director,
                                               Pharmaceuticals
Date:                                   Date:

XENOTECH, INC. (as General Partner of XENOTECH, L.P.)

By: /s/ Noriaki Okubo                   By: /s/ Raymond Withy
    ---------------------------------       ------------------------------------
Name:  Noriaki Okubo                    Name:  Raymond M. Withy
Title: President and CEO                Title: Chairman
Date:                                   Date:

                                   Schedule 1
                               Patent Applications

[***]












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      respect to the omitted portions.

                                   Schedule 1

[***]










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      respect to the omitted portions.

                                   Schedule 1

                                   (Continued)


[***]










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      respect to the omitted portions.

                                   Schedule 1

                                   (Continued)


[***]










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

                              Schedule 2 -- Patents


    Docket No.     Filing Date     Serial No.     Title     Inventors



[***]








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      respect to the omitted portions.

                              Schedule 2 - Patents
                                   (Continued)


Docket No.     Filing Date     Serial No.     Title     Inventors



[***]








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

                                   Schedule 2


[***]














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      respect to the omitted portions.

                                   Schedule 2
                                   (Continued)



[***]














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      respect to the omitted portions.

                                   Schedule 2

                                   (Continued)



[***]














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

                                   Schedule 2

                                   (Continued)


[***]














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

                               RESTATED EXHIBIT A

                   FORM OF EXCLUSIVE WORLDWIDE PRODUCT LICENSE


     THIS PRODUCT LICENSE AGREEMENT (the "Agreement") effective the ____ day of ____________, _____, is made by and between XENOTECH, L.P., a California limited partnership ("XT"), and [ABGENIX, INC., a Delaware corporation ("ABX")]* [JAPAN TOBACCO INC., a Japanese corporation ("JTI")] ** ("Licensee").


                                    RECITALS

     XT desires to grant to Licensee and Licensee desires to acquire from XT an exclusive worldwide license or sublicense, as the case may be, under the Licensed Technology to commercialize Products, on the terms and conditions herein.

     NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

     1.   DEFINITIONS.

     For purposes of this Agreement, the terms set forth in this Article shall have the meanings set forth below.

          1.1 "ABX" shall mean Abgenix, Inc.

          1.2 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with any one of ABX, JTI or XT. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided, however, XT shall not be an Affiliate of ABX or JTI under this Agreement and XT shall not be considered controlled by ABX or JTI for purposes of determining Affiliates of ABX or JTI.

          1.3 "Antibody" shall mean a composition comprising a whole antibody or a fragment thereof, said antibody or fragment having been derived from the Licensed Technology and/or generated from the Mice or the Future Generation Mice or having been derived from nucleotide sequences encoding, or amino acid sequences of, such an antibody or fragment.

          1.4 "Antibody Product" shall mean any product comprising an Antibody or Genetic Material encoding an Antibody wherein, in respect of each Antibody Product, said Genetic Material does not encode multiple Antibodies.

          1.5 "Antibody-Secreting Cell" shall mean a cell that secretes an Antibody, except where such cell is part of a mammal.

          1.6 "[***] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 1 and patents issuing on such patent applications owned by or licensed to XT which relate to the [***], in each case to the extent XT has the right to license or sublicense the same; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) [***] as set forth in Schedule 1.

          1.7 "CGI" shall mean Cell Genesys, Inc.

          1.8 "Effective Date" shall mean the date this Agreement is executed by XT and Licensee.

          1.9 "Future Generation Mice" shall have the meaning defined in the Master Research License and Option Agreement, as amended.

          1.10 "Genetic Material" shall mean a nucleotide sequence, including DNA, RNA, and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment.

          1.11 "GenPharm Cross License" shall mean that certain Cross License Agreement, effective as of March 26, 1997, entered into by and among the parties, GenPharm International, Inc. ("GenPharm") and the other parties named therein, as the same may be amended from time to time.

          1.12 "IND" shall mean an Investigational New Drug Exemption for a Product, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or its non-U.S. equivalent.

          1.13 "JTI" shall mean Japan Tobacco Inc.

          1.14 "License Fee" shall have the meaning set forth in Article 3 hereof.

          1.15 "Licensed Field" shall mean [***].

          1.16 "Licensed Technology" shall mean the [***] Technology, the [***] Technology, and XT-Controlled Rights.

          1.17 "Master Research License and Option Agreement" shall mean that certain Master Research License and Option Agreement entered into by CGI, JTI and XT as of June 28, 1996 (and subsequently assigned by CGI to ABX), as it may be amended.



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                                      -2-

          1.18 "Mice" shall have the meaning defined in the Master Research License and Option Agreement, as amended.

          1.19 "Net Sales" shall mean the [***] charged by Licensee or its Affiliates and Sublicensees for sales of Product to non-Affiliate customers, [***], with respect to such sales, and [***], as reflected in [***] of Licensee and its Affiliates or Sublicensees, to the extent [***]. "Net Sales" for [***] shall mean [***], where [***] shall mean the [***]. Notwithstanding the foregoing, [***] shall include [***], but notwithstanding any of the foregoing, shall not include [***]. Notwithstanding the foregoing, "Net Sales" for [***] shall be [***].

          1.20 "Product" and "Products" shall mean one or more Antibody Products which incorporate (i) an Antibody which binds to the Product Antigen or (ii) Genetic Material encoding such an Antibody wherein said Genetic Material does not encode multiple antibodies.

          1.21 "Product Antigen" shall mean ____________________.

          1.22 "Sublicensee" shall mean a third party that is not an Affiliate (provided, however, that CGI may be a Sublicensee of ABX, whether or not CGI is an Affiliate of ABX) to whom Licensee has granted a sublicense under the Licensed Technology to make, use and/or sell Products to the extent of the rights of Licensee therein. "Sublicensee" shall also include a third party to whom Licensee has granted the right to distribute Products under the Licensed Technology to the extent of the rights of Licensee therein, provided that such third party is responsible for the marketing and promotion of Products within the applicable country.

          1.23 "Territory" shall mean all the countries of the world.



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                                      -3-

          1.24 "Transgenic Product" shall mean any product constituting (i) Mice or Future Generation Mice, (ii) Genetic Material from Mice or Future Generation Mice, or (iii) an Antibody-Secreting Cell.

          1.25 "Universal Receptor Product" shall mean a substance that is developed utilizing [***] Universal Receptor Technology.

          1.26 "Universal Receptor Technology" shall mean technology for universal receptors [***]. As used herein: (i) "universal receptor" shall mean a receptor [***].

          1.27 "Valid Claim" shall mean a claim of a pending or issued, and unexpired patent included within the Licensed Technology, which has not been held unenforceable, unpatentable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

          1.28 "[***] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 2 and patents issuing on such applications; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of
(i) above; (iii) any foreign counterparts issued or issuing on any of (i) or
(ii) above; and (iv) the Mice (as such term is defined in the Master Research License and Option Agreement) and [***] as set forth on Schedule 2.

          1.29 "XT-Controlled Rights" shall mean all rights to patents or technology that are licensed to XT pursuant to the agreements listed on Schedule 4 or any other license or similar agreement granting XT rights to patents or technology (each such agreement an "XT In-License"), to the extent that XT has the right under the terms of the applicable XT In-License to further license or sublicense such rights during the Term of this Agreement.

          1.30 "XT In-License" shall have the meaning set forth in Section 1.29, above.





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                                      -4-

     2.   LICENSE GRANT; USE OF MICE BY THIRD PARTIES.

          2.1 Subject to the terms and conditions of this Agreement, XT hereby grants to Licensee an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Products anywhere in the world and to use, sell, lease, offer to sell or lease, import, export, otherwise transfer physical possession of or otherwise transfer title to such Products in the Licensed Field in the Territory. Such license or sublicense shall be exclusive even as to XT, and shall include the exclusive right to grant and authorize sublicenses for exploitation worldwide; provided, however, that Licensee may not, under this license, grant sublicenses to any rights to the Mice except as provided in Section 2.2 of this Agreement.

          2.2 In connection with the grant of a sublicense under this Agreement to a third party, and notwithstanding any provision to the contrary in the Master Research License and Option Agreement or any Material Transfer Agreement entered into between the parties under Sections 2.1, 2.2 or 2.3 of the Master Research License and Option Agreement, Licensee shall have the right to grant a sublicense to use Mice and Future Generation Mice transferred to the third party pursuant to the terms of Section 2.7 of the Master Research License and Option Agreement, and Transgenic Products other then Mice or Future Generation Mice, to research, develop, make, have made, use, import, export, sell, lease, offer to sell or lease or otherwise distribute or commercialize Products, with the proviso that the sublicense described in this Section 2.2 shall not exceed the Licensee's rights conferred in accordance with the Master Research License and Option Agreement or this Product License.

          2.3 It is understood and agreed that, as to all XT-Controlled Rights, the grant of rights under this Article 2 shall be subject in all respects to the applicable XT In-License(s) pursuant to which such XT-Controlled Rights were granted to XT.

     3.   LICENSE FEE.

          Licensee shall pay to XT within thirty days of the Effective Date a license fee of [***].

     4.   ROYALTIES.

          4.1 Royalty Rates. In consideration for the license and rights granted herein, Licensee agrees to pay to XT royalties of [***] of Net Sales of Products by it and its Affiliates and Sublicensees.

          4.2 Royalty Offsets. In the event that (i) Licensee, its Affiliate or Sublicensee is required to pay a [***], or (ii) any reimbursement payments are due to XT pursuant to Section 5.1 below, then Licensee may deduct the aggregate of



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                                      -5-
any such amounts from any royalty amount owing to XT for the sale of such Products pursuant to Section 4.1 above; provided, however, that payments from Licensee to a third party that is an Affiliate, or was an Affiliate at any time within two (2) years prior to the Effective Date, may not be offset under this
Section 4.2. Notwithstanding the foregoing provisions of this Section 4.2, in no event shall the royalties due to XT pursuant to Section 4.1 above be so reduced to less than [***] of the amount that would otherwise be due to XT thereunder. [***].

          4.3 Single Royalty; Non-Royalty Sales. Only one royalty shall be payable with respect to any Product, regardless of how many claims or patents within the Licensed Technology cover such Product. In addition, no royalty shall be payable under this Article 4 with respect to sales of Products among Licensee and its Affiliates and/or Sublicensees and their Affiliates or for use in research and/or development or clinical trials.

          4.4 No Patent Protection. Royalties shall be payable at the rates specified in Section 4.1 or 4.2 above only with respect to sales of Products that would infringe a Valid Claim in the country in which such Products are sold. In the event that such Products are not covered by a Valid Claim in such country, XT shall be paid a royalty on such sales in accordance with this
Article 4, [***].

          4.5 Combination Products. In the event that a Product is sold in combination as a single product with another product or component, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 4 shall be [***]. In the event that no such separate sales are made in the same quarter by Licensee, Net Sales for royalty determination shall be [***].

          4.6 Termination of Royalties. Royalties under Section 4.1, 4.2, or 4.4 will be due until the later of (i) ten years from the first commercial sale of Products in any country or (ii) on a country-by-country basis, the expiration of the last-to-expire patent within the Licensed Technology covering the Products in such country.

     5.   THIRD PARTY ROYALTIES.

          5.1 Royalties Payable by XT. XT will be responsible for the payment of any royalties, license fees and milestone and/or other payments due to third parties under licenses or similar agreements entered into by XT necessary to allow the manufacture, use or sale of Products. Licensee shall reimburse XT for any royalties paid by XT to third parties under licenses or similar agreements covering Products necessary to allow the manufacture, use or sale or other exploitation



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                                      -6-
of Products anywhere in the world. Licensee shall continue any such reimbursement payments to XT until XT's obligation to pay royalties to a third party under any license covering Products expires or terminates. XT agrees not to enter into any license or similar agreement after the Effective Date which would obligate Licensee to make any payments under this Section 5.1 without the prior written consent of Licensee.

          5.2 Royalties Payable by Licensee. Xenotech shall have no responsibility under the terms of this Agreement for the payment of any royalties, license fees or milestone or other payments due to third parties under licenses or similar agreements entered into by Licensee, its Affiliates, or its Sublicensees to allow the manufacture, use or sale of Products.


     6.   ACCOUNTING AND RECORDS.

          6.1 Royalty Reports and Payments. After the first commercial sale of Products on which royalties are required, Licensee agrees to make quarterly written reports to XT within eighty days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of Products sold during the calendar quarter upon which a royalty is payable under
Article 4 above. Concurrently with the making of such reports, Licensee shall pay to XT royalties at the applicable rate specified in Section 4.1, 4.2 or 4.4 above and all royalties payable pursuant to Section 5.1 above, and any adjustment to Net Sales for a prior period in accordance with the definition of Net Sales in Section 1.11 hereof. All payments to XT hereunder shall be made in U.S. Dollars to a bank account designated by XT.

          6.2 Early Third Party License Payments. If XT is obligated to pay royalties to a third party prior to ninety days after the end of the calendar quarter, XT shall so notify Licensee and Licensee shall provide the reports and payments set forth in Section 6.1 above not later than ten days before the date such payments are due to the third party. Up to thirty-five days before such payments are due, XT may provide Licensee with an invoice by facsimile setting forth the royalties XT must pay third parties with respect to Licensee's activities in the Territory in the preceding quarter, and Licensee shall pay such invoices within thirty days of receipt of such invoice.

          6.3 Records; Inspection. Licensee shall keep (and cause its Affiliates and Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to XT under this Agreement. Such books and records shall be kept at the principal place of business of Licensee or its Affiliates or Sublicensees, as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of Licensee or its Affiliates will be open for inspection during such three-year period by a representative of XT for the purpose of verifying the royalty statements. Licensee shall require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of Licensee reasonably satisfactory to XT on behalf of, and as required by, XT for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by XT and Licensee. The XT representative will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 6.3 shall be at the expense of XT, unless a variation or error producing an increase exceeding [***] of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating thereto will be paid by Licensee. Upon the expiration of three years following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive, and Licensee shall be released from any liability or accountability with respect to royalties for such year.

          6.4 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

          6.5 Late Payments. Any payments due from Licensee that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law [***], calculated on the number of days such payment is delinquent. This Section 6.5 shall in no way limit any other remedies available to any party.

          6.6  Withholding Taxes.

               6.6.1 Unless immediately reimbursable under Section 6.6.2 below, all payments required to be made pursuant to Articles 3, 4 and 5 hereof shall be without deduction or withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction. Such taxes are referred to herein as "Withholding Taxes" and such Withholding Taxes shall be the sole responsibility of the withholding party. The withholding party shall provide a certificate evidencing payment of any Withholding Taxes hereunder.

               6.6.2 XT agrees to elect to claim a tax credit for Withholding Taxes with respect to which it is entitled so to elect, and further agrees not to amend such election for the full carry-forward period with respect to such credit. At the time that XT realizes a reduction in U.S. tax liability by actually utilizing the Withholding Taxes as a credit against regular U.S. tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits) , then the amount of such reduction attributable to such credit shall immediately be reimbursed to the withholding party. For these purposes, a reduction in U.S. tax liability shall include both a direct reduction in XT's own tax liability and a reduction in the U.S. tax liability of any of its partners.

          6.7 Tax Indemnity. Except as provided in Section 6.6, each party (the "Tax Indemnitor") shall indemnify and hold harmless the other party hereto (each a "Tax Indemnitee") from and against any tax or similar governmental charge assessed solely because of this Agreement with respect to and directly attributable to the income or the assets of the Tax Indemnitor. In the event that any governmental agency shall make a claim against a party hereto which could give rise



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                                      -8-
to an indemnity hereunder, such potential Tax Indemnitee shall give reasonably prompt notice to the potential Tax Indemnitor of the assertion of such claim. If the transmission of such notice is unreasonably deferred and has a material, adverse affect on the ability of the potential Tax Indemnitor to challenge such claim, such potential Tax Indemnitor shall be released from liability hereunder. The Tax Indemnitor alone shall (at its own expense) control the defense or compromise of any such claim. The Tax Indemnitee shall execute any documents required to enable Tax Indemnitor to defend such claim, provide any information necessary therefor, and cooperate with Tax Indemnitor in such defense.

          6.8 XT Tax Indemnity. XT shall indemnify and hold harmless Licensee and its Affiliates from and against any increase to its country of incorporation income tax liability directly attributable to a positive adjustment to the amount of gross receipts (an "Adjustment") reported or reportable by such party from the income, including the royalty income, received from Licensee on Covered Products. The amount payable hereunder shall be equal to the difference between
(a) the product of (i) the amount of the Adjustment, and (ii) the highest combined marginal corporate tax rate in the country of incorporation in effect for the taxable year for which such Adjustment is made, and (b) the reduction in the party's foreign tax liability, which for purposes of this Agreement shall be equal to the product of (i) the amount of any correlative adjustment to its foreign taxable income, and (ii) the highest combined marginal foreign corporate tax rate in effect for the taxable year for which the correlative adjustment is made. No indemnification payment shall be required hereunder until comprehensive efforts to obtain a correlative adjustment to Licensee's or its Affiliates', as the case may be, taxable income in a foreign state (which may include, for example invoking competent authority provisions under the U.S. Japanese Income Tax Treaty (if applicable) or other applicable bilateral tax treaty) have, to the extent reasonable to do so, been exhausted.

     7.   RESEARCH AND DEVELOPMENT.

          7.1 Funding and Conduct. Licensee shall independently furnish and be responsible for funding and conducting all of its preclinical and clinical research and development of Products, at its own expense.

          7.2 Biomaterials. In the case of Previously Selected Antigens as defined in the Master Research License and Option Agreement, at the reasonable request of Licensee, XT shall make available as part of the license granted hereunder to Licensee [***] thus made available will be used only by Licensee and its Affiliates and Sublicensees and manufacturing subcontractors.



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                                      -9-

     8.   DUE DILIGENCE.

          8.1 [***].

               8.1.1 Licensee agrees to [***] as may be agreed upon by the parties [***] the Effective Date.

               8.1.2 Notwithstanding the foregoing, Licensee shall be [***]. After [***], shall be [***] in the United States or Japan.

          8.2  Failure to Meet Due Diligence Obligation.

               8.2.1 If the diligence requirements set forth in Section 8.1 are not met by Licensee (or its Affiliates or Sublicensees) in the United States or in Japan, Licensee's rights hereunder shall terminate upon written notice by XT to Licensee and subject to Sections 8.3, 8.4 and 13.3 below.

               8.2.2 Notwithstanding Section 8.2.1, the license granted hereunder to Licensee shall not terminate by reason of a delay in meeting the [***] milestone set forth in Section 8.1.1, to the extent that prudent business judgment, based on circumstances outside of Licensee's reasonable control, reasonably justifies such delay.

          8.3 Dispute Resolution. In the event that a dispute arises whether the diligence requirements in Article 8 have been met or circumstances exist which Licensee believes justifies a failure on its part to meet such obligation, the parties will attempt to resolve any dispute by mutual agreement during a period of 30 days following Licensee's receipt of the notice under Section 8.2.1.

          8.4 Arbitration. In the event that the parties are unable to resolve such dispute pursuant to Section 8.3 above, such dispute shall be settled between XT and Licensee by binding arbitration as set forth in Section 14.12. If the arbitrator determines that the party acted in good faith, but failed to meet its obligations under Section 8.1 above, the license granted to such party shall not terminate unless the nonperforming party fails to cure such non-performance within a reasonable period of time, as determined by the arbitrator.



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                                      -10-

     9.   PATENTS.

          9.1  [***] Technology.

               (a) XT or its licensor, as they may agree, shall have responsibility for preparing, filing, prosecuting and maintaining patents and patent applications worldwide relating to the [***] Technology and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to the [***] Technology. XT shall keep Licensee reasonably informed as to the status of such patent matters, including without limitation, by providing Licensee the opportunity to review and comment on any substantive documents which will be filed in any patent office, and providing Licensee copies of any substantive documents received by XT from such patent offices including notice of all interferences, reexaminations, oppositions or requests for patent term extensions. Licensee shall cooperate with and assist XT in connection with such activities, at XT's request and expense.

               (b) In the event that Licensee becomes aware that any [***] Technology necessary for the practice of the license granted herein is infringed or misappropriated by a third party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. XT or its licensor, as they may agree, shall have the exclusive right to enforce, or defend any declaratory judgment action, at its expense, involving any [***] Technology. In such event, XT shall keep Licensee reasonably informed of the progress of any such claim, suit or proceeding. Any recovery received by XT as a result of any such claim, suit or proceeding shall be used first to reimburse XT for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [***].

          9.2  [***] Technology.

               9.2.1 Licensee shall, at its expense, have the initial worldwide responsibility for preparing, filing, prosecuting and maintaining patent applications and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to [***] Technology, except to the extent XT may not have the right to do so. Licensee shall give XT the opportunity to review the status of all such pending patent applications and actions and shall keep XT fully informed of the progress of such applications and actions, including, without limitation, by promptly providing XT with copies of all substantive worldwide correspondence sent to and received from patent offices, and providing notice of all interferences, reexaminations, oppositions or requests for patent term extensions. In the event that Licensee declines or fails to prepare, file, prosecute or maintain such patent applications or patents or take such other actions, relating to the Products in any country, it shall promptly and in no event later than ninety days prior to any filing deadline, provide notice to XT. XT shall have the right to assume such responsibilities at its own expense, using counsel of its choice.



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                                      -11-

               9.2.2 In the event that Licensee becomes aware that any [***] Technology is infringed or misappropriated by a third party in any country of the world, or is subject to a declaratory judgment action arising from such infringement in any country, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. Licensee shall have the exclusive right to enforce, or defend any declaratory judgment action, in any country of the world, at its expense, involving any Antigen Technology. In such event, Licensee shall keep XT reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by Licensee received as a result of any such claim, suit or proceeding shall be used first to reimburse Licensee for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [***].

          9.3 Infringement Claims. If the production, sale or use of Products pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Licensee (or its Affiliates or Sublicensees), Licensee shall promptly notify XT thereof in writing setting forth the facts of such claim in reasonable detail. [***], Licensee shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its choice. Licensee shall keep XT reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to the Licensed Technology, Licensee shall have the right to deduct any damages and expenses (including attorneys' and professional fees) against any amounts due, or which may become due, to XT pursuant to this Agreement. Notwithstanding the above, Licensee shall not be able to settle any such claim, suit or proceeding that involves any admission of the invalidity of the Licensed Technology.

          9.4 Patent Marking. Licensee agrees to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statutes or regulations in the country or countries of manufacture and sale thereof.

     10.  CONFIDENTIALITY.

          10.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by another party hereto pursuant to this Agreement except to the extent that it can be established by the receiving party by competent proof that such information:

               (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

               (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;



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                                      -12-

               (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

               (d) was subsequently lawfully disclosed to the receiving party by a person other than a party or developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

          10.2 Permitted Disclosures. Notwithstanding Sections 10.1 above and
14.16 below, each party hereto may disclose the other party's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a party is required to make any such disclosure of the other party's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, XT shall not disclose to third parties, clinical data or regulatory filings received from Licensee except as agreed in writing by Licensee.

     11.  SUBLICENSES.

     Pursuant to Article 2 herein, Licensee will have the right to grant and authorize sublicenses to third parties; provided, however, the Licensee shall remain responsible for any payments due XT for Net Sales of Products by any Sublicensee. [***]. Any sublicense granted by Licensee pursuant to this Agreement shall provide that the Sublicensee will be subject to the applicable terms of this Agreement. Licensee shall provide XT with a copy of relevant portions of each sublicense agreement, as reasonably required by XT.

     12.  REPRESENTATIONS AND WARRANTIES.

          12.1 XT. XT represents and warrants that:

               (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein;

               (ii) it has not previously granted and will not grant any rights inconsistent or in conflict with the rights and licenses granted to Licensee herein;



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                                      -13-

               (iii) there are no existing or threatened actions, suits or claims pending against XT with respect to the Licensed Technology or the right of XT to enter into and perform its obligations under this Agreement;

               (iv) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Licensed Technology, or any portion thereof, with respect to the Products, or their manufacture or use;

               (v) Schedule 3 hereto sets forth all royalties, license fees, milestone payments and similar payments due to third parties for which Licensee is obligated to reimburse XT under Section 5.1 above as of the Effective Date; and

               (vi) the Licensed Technology is all the technology owned by or licensed to XT as of the Effective Date.

          12.2 Licensee. Licensee represents and warrants that:

               (i) it has the full right and authority to enter into this Agreement,

               (ii) to its knowledge, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of Licensee to enter into and perform its obligations under this Agreement; and

               (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

          12.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, XT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF LICENSED TECHNOLOGY CLAIMS, ISSUED OR PENDING.

          12.4 Effect of Representations and Warranties. It is understood that if the representations and warranties under this Article 12 are not true and accurate and a party incurs liabilities, costs or other expenses as a result of such falsity, the party at fault shall indemnify, defend and hold the injured party harmless from and against any such liabilities, costs or expenses incurred, provided that the party at fault receives prompt notice of any claim against the injured party resulting from or related to such falsity and the sole right to control the defense or settlement thereof.

     13.  TERM AND TERMINATION.

          13.1 Effectiveness. This Agreement shall become effective as of the Effective Date and the license rights granted by XT under Article 2 above shall be in full force and effect as of such date.

          13.2 Term. Unless earlier terminated pursuant to the other provisions of this Article 13, this Agreement shall continue in full force and effect until the later of

               (i) the expiration of the last to expire patent within the Licensed Technology claiming Products; or

               (ii) the twentieth anniversary of the Effective Date.

The licenses granted under Article 2 shall survive the expiration (but not an earlier termination) of this Agreement; provided that such licenses shall in such event become nonexclusive.

          13.3 Termination for Breach. Either party to this Agreement may terminate this Agreement in the event the other party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such shall have continued for sixty days after written notice thereof was provided to the breaching party by the nonbreaching party that terminates the Agreement as to such party. Any termination shall become effective at the end of such sixty day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty day period. However, if the party alleged to be in breach of this Agreement disputes such breach within such sixty day period, the non-breaching party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section 14.12 below that this Agreement was materially breached, and the breaching party fails to cure such breach within thirty days following the final decision of the arbitrators or such other time as directed by the arbitrators.

          13.4 Other Termination Rights. Licensee may terminate this Agreement and the license granted herein, in its entirety or as to any particular patent within the Licensed Technology in a particular country, at any time, by providing XT ninety-days written notice. In the event of termination as to a particular country, the subject patent in such country shall cease to be within the Licensed Technology for all purposes of this Agreement.

          13.5 Effect of Termination.

               13.5.1 Termination of this Agreement for any reason shall not release either party hereto from any liability which at the time of such termination has already accrued to the other party or which is attributable to a period prior to such termination.

               13.5.2 In the event this Agreement is terminated for any reason, Licensee and its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any

Products subject to this Agreement then on hand. Upon termination of this Agreement by XT for any reason, any sublicense granted by Licensee hereunder shall survive, provided that upon request by XT, such Sublicensee promptly agrees in writing to be bound by the applicable terms of this Agreement.

               13.5.3 This Agreement, including, without limitation, any licenses or sublicenses granted pursuant to this Agreement, shall survive any dissolution, liquidation or acquisition of XT. Such licenses shall remain in full force and effect even after any distribution, following dissolution, of the intellectual property owned or licensed to XT, to any entity. Any transfer of such intellectual property prior to or following dissolution shall be subject to the licenses granted herein.

               13.5.4 This Agreement, including the license granted in Article 2, is independent of, and shall not be affected by, any breach or termination of the Master Research License and Option Agreement or any other agreement between the parties or their Affiliates. In the event of the termination of the Master Research License and Option Agreement, the rights and obligations of the parties hereto under Article 12 thereof shall be deemed to be part of this Agreement.

               13.5.5 Sections 6.3, 6.5, 6.6, 6.7 and 6.8 and Articles 10, 12,
13 and 14 shall survive the expiration and any termination of this Agreement for any reason.

     14.  MISCELLANEOUS.

          14.1 Governing Laws. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

          14.2 Waiver. It is agreed that no waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

          14.3 Assignment. This Agreement and the license granted hereunder may not be assigned by Licensee to any third party without the written consent of XT, and XT may not assign this Agreement to a third party without the consent of Licensee; except any party may assign this Agreement without such consent to (a) an Affiliate (provided that such Affiliate is two-thirds or greater owned directly or indirectly) or (b) an entity that acquires substantially all of the assets of the monoclonal antibody business segment of the assigning party. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

          14.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

          14.5 Compliance with Laws. In exercising their rights under this license, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license.

          14.6 No Implied Obligations. Except as expressly provided in Article 8 above, nothing in this Agreement shall be deemed to require Licensee to exploit the Licensed Technology nor to prevent Licensee from commercializing products similar to or competitive with any Products, in addition to or in lieu of such Products.

          14.7 Notices. Any notice required or permitted to be given to the parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

       XT:                          Xenotech, L.P.
                                    322 Lakeside Drive
                                    Foster City, California 94404
                                    Attn: Chief Financial Officer

       Japan Tobacco Inc.:          Japan Tobacco Inc.
                                    JT Building
                                    2-1 Toranomon 2-chome
                                    Minato-ku, Tokyo 105
                                    Japan
                                    Attn:  Vice President
                                    Pharmaceutical Division

       with a copy to:              JT America Inc.
                                    1825 South Grant Street, Suite 220
                                    San Mateo, CA 94402
                                    Attn: President

       and to:                      Gilbert, Segall and Young LLP
                                    430 Park Avenue
                                    New York, NY 10022
                                    Attn: Neal N. Beaton, Esq.

       Abgenix, Inc.:               Abgenix, Inc.
                                    7601 Dumbarton Circle
                                    Fremont, California  94555
                                    Attn: President
       with a copy to:              Wilson Sonsini Goodrich & Rosati, P.C.
                                    650 Page Mill Road
                                    Palo Alto, California 94304
                                    Attn: Kenneth A. Clark, Esq.


          14.8 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of XT and Licensee are subject to prior compliance with United States [and Japanese]** export regulations and such other United States [and Japanese]** laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States [and Japan].** Licensee shall use efforts consistent with prudent business judgment to obtain such approvals. XT shall cooperate with Licensee and shall provide assistance to Licensee as reasonably necessary to obtain any required approvals.

          14.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

          14.10 Force Majeure. Nonperformance of any party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform, is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

          14.11 No Consequential Damages. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER.

          14.12 Dispute Resolution; Arbitration. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between senior executives of the parties. Any dispute under this Agreement which is not settled after such meeting, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys, fees. The arbitration shall be held in [San Francisco, California]* [Tokyo, Japan, if initiated by XT against Licensee and in San Francisco, California, if initiated by Licensee against XT].** A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty days following the final decision of the arbitrators. Any arbitration shall be completed within six months from the filing of notice of a request for such arbitration.

          14.13 Complete Agreement. It is understood and agreed between XT and Licensee that this Agreement constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of XT and Licensee.

          14.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

          14.15 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

          14.16 Nondisclosure. Except as provided in Article 10, each of the parties hereto agrees not to disclose to any third party the terms of this Agreement without the prior written consent of each other party hereto, except to advisors, investors, licensees, sublicensees and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law; provided, however, that the royalty rate specified in Section 4.1 of this executed Product License shall be redacted before the terms of this executed Product License are disclosed to potential licensees and sublicensees. Without limitation upon any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

          14.17 Conformity with GenPharm Cross-License. The rights and licenses granted to Licensee hereunder shall be subject to the GenPharm Cross License, and to the extent that this Agreement purports to grant greater rights to Licensee than is permitted under the GenPharm Cross License, such rights shall be granted only to the extent permitted under the GenPharm Cross License, and the terms of the GenPharm Cross License shall control.

     IN WITNESS WHEREOF, the parties have executed this Agreement, through their respective officers hereunto duly authorized, as of the day and year first above written.


XENOTECH, INC. (as General              LICENSEE
Partner of XENOTECH, L.P.)

By:                                     By:
    ---------------------------------       ------------------------------------

Name:                                   Name:
      -------------------------------         ----------------------------------

Title:                                  Title:
       ------------------------------          ---------------------------------


Schedule 1:  Patents [***] Technology"
Schedule 2:  Patents [***] Technology"
Schedule 3:  Payments Due to Third Parties
Schedule 4:  XT In-Licenses













----------
 * If ABX is Licensee.
** If JTI is Licensee.



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      respect to the omitted portions.

                               RESTATED EXHIBIT B

              FORM OF EXCLUSIVE QUALIFIED WORLDWIDE PRODUCT LICENSE


     THIS PRODUCT LICENSE AGREEMENT (the "Agreement") effective the ____ day of ____________, _____, is made by and between XENOTECH, L.P., a California limited partnership ("XT"), and [ABGENIX, INC., a Delaware corporation ("ABX")]* [JAPAN TOBACCO INC., a Japanese corporation ("JTI")] ** ("Licensee").


                                    RECITALS

     XT desires to grant to Licensee and Licensee desires to acquire from XT an exclusive license or sublicense, as the case may be, in the [ABX]* [JTI]** Territory and the Rest of the World under the Licensed Technology to commercialize Products, on the terms and conditions herein.

     NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

     1.   DEFINITIONS.

     For purposes of this Agreement, the terms set forth in this Article shall have the meanings set forth below.

          1.1 "ABX" shall mean Abgenix, Inc.

          1.2 "ABX Territory" shall mean the United States of America and its territories and possessions, Canada and Mexico.

          1.3 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with any one of ABX, JTI or XT. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided, however, XT shall not be an Affiliate of ABX or JTI under this Agreement and XT shall not be considered controlled by ABX or JTI for purposes of determining Affiliates of ABX or JTI.

          1.4 "Antibody" shall mean a composition comprising a whole antibody or a fragment thereof, said antibody or fragment having been derived from the Licensed Technology and/or generated from the Mice or the Future Generation Mice or having been derived from nucleotide sequences encoding, or amino acid sequences of, such an antibody or fragment.

          1.5 "Antibody Product" shall mean any product comprising an Antibody or Genetic Material encoding an Antibody wherein, in respect of each Antibody Product, said Genetic Material does not encode multiple Antibodies.

          1.6 "Antibody-Secreting Cell" shall mean a cell that secretes an Antibody, except where such cell is part of a mammal.

          1.7 "[***] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 1 and patents issuing on such patent applications owned by or licensed to XT which relate to the [***], in each case to the extent XT has the right to license or sublicense the same; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) [***] as set forth in Schedule 1.

          1.8  "CGI" shall mean Cell Genesys, Inc.

          1.9 "Effective Date" shall mean the date this Agreement is executed by XT and Licensee.

          1.10 "Future Generation Mice" shall have the meaning defined in the Master Research License and Option Agreement, as amended.

          1.11 "Genetic Material" shall mean a nucleotide sequence, including DNA, RNA, and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment.

          1.12 "GenPharm Cross License" shall mean that certain Cross License Agreement, effective as of March 26, 1997, entered into by and among the parties, GenPharm International, Inc. ("GenPharm") and the other parties named therein, as the same may be amended from time to time.

          1.13 "IND" shall mean an Investigational New Drug Exemption for a Product, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or its non-U.S. equivalent.

          1.14 "JTI" shall mean Japan Tobacco Inc.

          1.15 "JTI Territory" shall mean Japan, Taiwan and South Korea (including the territory comprising North Korea if it should be reunited with South Korea).

          1.16 "License Fee" shall have the meaning set forth in Article 3 hereof.

          1.17 "Licensed Field" shall mean [***].



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                                      -2-

          1.18 "Licensed Technology" shall mean the [***] Technology, the [***] Technology, and XT-Controlled Rights.

          1.19 "Master Research License and Option Agreement" shall mean that certain Master Research License and Option Agreement entered into by CGI, JTI and XT as of June 28, 1996 (and subsequently assigned by CGI to ABX), as it may be amended.

          1.20 "Mice" shall have the meaning defined in the Master Research License and Option Agreement, as amended.

          1.21 "Net Sales" shall mean the [***] charged by Licensee or its Affiliates and Sublicensees for sales of Product to non-Affiliate customers, [***], with respect to such sales, and [***], as reflected in [***] of Licensee and its Affiliates or Sublicensees, to the extent [***]. "Net Sales" for [***] shall mean [***], where [***] shall mean the [***]. Notwithstanding the foregoing, [***] shall include [***], but notwithstanding any of the foregoing, shall not include [***]. Notwithstanding the foregoing, "Net Sales" for [***] shall be [***].

          1.22 "Product" and "Products" shall mean one or more Antibody Products which incorporate (i) an Antibody which binds to the Product Antigen or (ii) Genetic Material encoding such an Antibody wherein said Genetic Material does not encode multiple antibodies.

          1.23 "Product Antigen" shall mean ____________________.

          1.24 "Rest of the World" shall mean all parts of the world not included in ABX Territory or the JTI Territory.



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      respect to the omitted portions.

          1.25 "Sublicensee" shall mean a third party that is not an Affiliate (provided, however, that CGI may be a Sublicensee of ABX, whether or not CGI is an Affiliate of ABX) to whom Licensee has granted a sublicense under the Licensed Technology to make, use and/or sell Products to the extent of the rights of Licensee therein. "Sublicensee" shall also include a third party to whom Licensee has granted the right to distribute Products under the Licensed Technology to the extent of the rights of Licensee therein, provided that such third party is responsible for the marketing and promotion of Products within the applicable country.

          1.26 "Territory" shall mean those countries of the world in which Licensee has license rights pursuant to this Agreement.

          1.27 "Transgenic Product" shall mean any product constituting (i) Mice or Future Generation Mice, (ii) Genetic Material from Mice or Future Generation Mice, or (iii) an Antibody-Secreting Cell.

          1.28 "Universal Receptor Product" shall mean a substance that is developed utilizing [***] Universal Receptor Technology.

          1.29 "Universal Receptor Technology" shall mean technology for universal receptors [***]. As used herein: (i) "universal receptor" shall mean a receptor [***].

          1.30 "Valid Claim" shall mean a claim of a pending or issued, and unexpired patent included within the Licensed Technology, which has not been held unenforceable, unpatentable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

          1.31 "[***] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 2 and patents issuing on such applications; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of
(i) above; (iii) any foreign counterparts



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      respect to the omitted portions.

issued or issuing on any of (i) or (ii) above; and (iv) the Mice (as such term is defined in the Master Research License and Option Agreement) and [***] as set forth on Schedule 2.

          1.32 "XT-Controlled Rights" shall mean all rights to patents or technology that are licensed to XT pursuant to the agreements listed on Schedule 4 or any other license or similar agreement granting XT rights to patents or technology (each such agreement an "XT In-License"), to the extent that XT has the right under the terms of the applicable XT In-License to further license or sublicense such rights during the Term of this Agreement.

          1.33 "XT In-License" shall have the meaning set forth in Section 1.32, above.


     2.   LICENSE GRANT; USE OF MICE BY THIRD PARTIES.

          2.1 Subject to the terms and conditions of this Agreement, XT hereby grants to Licensee an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Products anywhere in the world and to use, sell, lease, offer to sell or lease, import, export, otherwise transfer physical possession of or otherwise transfer title to such Products in the [ABX]* [JTI]** Territory and the Rest of the World in the Licensed Field. Such license or sublicense shall be exclusive even as to XT, and shall include the exclusive right to grant and authorize sublicenses for exploitation in the Territory; provided, however, that Licensee may not, under this license, grant sublicenses to any rights to the Mice except as provided in Section 2.2 of this Agreement.

          2.2 In connection with the grant of a sublicense under this Agreement to a third party, and notwithstanding any provision to the contrary in the Master Research License and Option Agreement or any Material Transfer Agreement entered into between the parties under Sections 2.1, 2.2 or 2.3 of the Master Research License and Option Agreement, Licensee shall have the right to grant a sublicense to use Mice and Future Generation Mice transferred to the third party pursuant to the terms of Section 2.7 of the Master Research License and Option Agreement, and Transgenic Products other then Mice or Future Generation Mice, to research, develop, make, have made, use, import, export, sell, lease, offer to sell or lease or otherwise distribute or commercialize Products, with the proviso that the sublicense described in this Section 2.2 shall not exceed the Licensee's rights conferred in accordance with the Master Research License and Option Agreement or this Product License.

          2.3 It is understood and agreed that, as to all XT-Controlled Rights, the grant of rights under this Article 2 shall be subject in all respects to the applicable XT In-License(s) pursuant to which such XT-Controlled Rights were granted to XT.

     3.   LICENSE FEE.

     Licensee shall pay to XT within thirty days of the Effective Date a license fee of [***].



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                                      -5-

     4.   ROYALTIES.

          4.1 Royalty Rates. In consideration for the license and rights granted herein, Licensee agrees to pay to XT royalties of [***] of Net Sales of Products by it and its Affiliates and Sublicensees.

          4.2 Royalty Offsets. In the event that (i) Licensee, its Affiliate or Sublicensee is required to pay [***], or (ii) any reimbursement payments are due to XT pursuant to Section 5.1 below, then Licensee may deduct the aggregate of any such amounts from any royalty amount owing to XT for the sale of such Products pursuant to Section 4.1 above; provided, however, that payments from Licensee to a third party that is an Affiliate, or was an Affiliate at any time within two (2) years prior to the Effective Date, may not be offset under this
Section 4.2. Notwithstanding the foregoing provisions of this Section 4.2, in no event shall the royalties due to XT pursuant to Section 4.1 above be so reduced to less than [***] of the amount that would otherwise be due to XT thereunder. [***]

          4.3 Single Royalty; Non-Royalty Sales. Only one royalty shall be payable with respect to any Product, regardless of how many claims or patents within the Licensed Technology cover such Product. In addition, no royalty shall be payable under this Article 4 with respect to sales of Products among Licensee and its Affiliates and/or Sublicensees and their Affiliates or for use in research and/or development or clinical trials.

          4.4 No Patent Protection. Royalties shall be payable at the rates specified in Section 4.1 or 4.2 above only with respect to sales of Products that would infringe a Valid Claim in the country in which such Products are sold. In the event that such Products are not covered by a Valid Claim in such country, XT shall be paid a royalty on such sales in accordance with this
Article 4, [***].

          4.5 Combination Products. In the event that a Product is sold in combination as a single product with another product or component, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 4 shall be [***]. In the event that no such separate sales are made in the same quarter by Licensee, Net Sales for royalty determination shall be [***].



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                                      -6-

          4.6 Termination of Royalties. Royalties under Section 4.1, 4.2, or 4.4 will be due until the later of (i) ten years from the first commercial sale of Products in any country or (ii) on a country-by-country basis, the expiration of the last-to-expire patent within the Licensed Technology covering the Products in such country.

     5.   THIRD PARTY ROYALTIES.

          5.1 Royalties Payable by XT. XT will be responsible for the payment of any royalties, license fees and milestone and/or other payments due to third parties under licenses or similar agreements entered into by XT necessary to allow the manufacture, use or sale of Products. Licensee shall reimburse XT for any royalties paid by XT to third parties under licenses or similar agreements covering Products necessary to allow the manufacture, use or sale or other exploitation of Products in accordance with this Agreement. Licensee shall continue any such reimbursement payments to XT until XT's obligation to pay royalties to a third party under any license covering Products expires or terminates. XT agrees not to enter into any license or similar agreement after the Effective Date which would obligate Licensee to make any payments under this
Section 5.1 without the prior written consent of Licensee.

          5.2 Royalties Payable by Licensee. Xenotech shall have no responsibility under the terms of this Agreement for the payment of any royalties, license fees or milestone or other payments due to third parties under licenses or similar agreements entered into by Licensee, its Affiliates, or its Sublicensees to allow the manufacture, use or sale of Products.


     6.   ACCOUNTING AND RECORDS.

          6.1 Royalty Reports and Payments. After the first commercial sale of Products on which royalties are required, Licensee agrees to make quarterly written reports to XT within eighty days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of Products sold during the calendar quarter upon which a royalty is payable under
Article 4 above. Concurrently with the making of such reports, Licensee shall pay to XT royalties at the applicable rate specified in Section 4.1, 4.2 or 4.4 above and all royalties payable pursuant to Section 5.1 above, and any adjustment to Net Sales for a prior period in accordance with the definition of Net Sales in Section 1.21 hereof. All payments to XT hereunder shall be made in U.S. Dollars to a bank account designated by XT.

          6.2 Early Third Party License Payments. If XT is obligated to pay royalties to a third party prior to ninety days after the end of the calendar quarter, XT shall so notify Licensee and Licensee shall provide the reports and payments set forth in Section 6.1 above not later than ten days before the date such payments are due to the third party. Up to thirty-five days before such payments are due, XT may provide Licensee with an invoice by facsimile setting forth the royalties XT must pay third parties with respect to Licensee's activities in the Territory in the preceding quarter, and Licensee shall pay such invoices within thirty days of receipt of such invoice.

          6.3 Records; Inspection. Licensee shall keep (and cause its Affiliates and Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to XT under this Agreement. Such books and records shall be kept at the principal place of business of Licensee or its Affiliates or Sublicensees, as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of Licensee or its Affiliates will be open for inspection during such three-year period by a representative of XT for the purpose of verifying the royalty statements. Licensee shall require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of Licensee reasonably satisfactory to XT on behalf of, and as required by, XT for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by XT and Licensee. The XT representative will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 6.3 shall be at the expense of XT, unless a variation or error producing an increase exceeding [***] of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating thereto will be paid by Licensee. Upon the expiration of three years following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive, and Licensee shall be released from any liability or accountability with respect to royalties for such year.

          6.4 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

          6.5 Late Payments. Any payments due from Licensee that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at [***], calculated on the number of days such payment is delinquent. This Section 6.5 shall in no way limit any other remedies available to any party.

          6.6  Withholding Taxes.

               6.6.1 Unless immediately reimbursable under Section 6.6.2 below, all payments required to be made pursuant to Articles 3, 4 and 5 hereof shall be without deduction or withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction. Such taxes are referred to herein as "Withholding Taxes" and such Withholding Taxes shall be the sole responsibility of the withholding party. The withholding party shall provide a certificate evidencing payment of any Withholding Taxes hereunder.

               6.6.2 XT agrees to elect to claim a tax credit for Withholding Taxes with respect to which it is entitled so to elect, and further agrees not to amend such election for the full



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                                      -8-
carry-forward period with respect to such credit. At the time that XT realizes a reduction in U.S. tax liability by actually utilizing the Withholding Taxes as a credit against regular U.S. tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits), then the amount of such reduction attributable to such credit shall immediately be reimbursed to the withholding party. For these purposes, a reduction in U.S. tax liability shall include both a direct reduction in XT's own tax liability and a reduction in the U.S. tax liability of any of its partners.

        6.7 Tax Indemnity. Except as provided in Section 6.6, each party
(the "Tax Indemnitor") shall indemnify and hold harmless the other party hereto (each a "Tax Indemnitee") from and against any tax or similar governmental charge assessed solely because of this Agreement with respect to and directly attributable to the income or the assets of the Tax Indemnitor. In the event that any governmental agency shall make a claim against a party hereto which could give rise to an indemnity hereunder, such potential Tax Indemnitee shall give reasonably prompt notice to the potential Tax Indemnitor of the assertion of such claim. If the transmission of such notice is unreasonably deferred and has a material, adverse affect on the ability of the potential Tax Indemnitor to challenge such claim, such potential Tax Indemnitor shall be released from liability hereunder. The Tax Indemnitor alone shall (at its own expense) control the defense or compromise of any such claim. The Tax Indemnitee shall execute any documents required to enable Tax Indemnitor to defend such claim, provide any information necessary therefor, and cooperate with Tax Indemnitor in such defense.

        6.8 XT Tax Indemnity. XT shall indemnify and hold harmless Licensee and its Affiliates from and against any increase to its country of incorporation income tax liability directly attributable to a positive adjustment to the amount of gross receipts (an "Adjustment") reported or reportable by such party from the income, including the royalty income, received from Licensee on Covered Products. The amount payable hereunder shall be equal to the difference between
(a) the product of (i) the amount of the Adjustment, and (ii) the highest combined marginal corporate tax rate in the country of incorporation in effect for the taxable year for which such Adjustment is made, and (b) the reduction in the party's foreign tax liability, which for purposes of this Agreement shall be equal to the product of (i) the amount of any correlative adjustment to its foreign taxable income, and (ii) the highest combined marginal foreign corporate tax rate in effect for the taxable year for which the correlative adjustment is made. No indemnification payment shall be required hereunder until comprehensive efforts to obtain a correlative adjustment to Licensee's or its Affiliates', as the case may be, taxable income in a foreign state (which may include, for example invoking competent authority provisions under the U.S. Japanese Income Tax Treaty (if applicable) or other applicable bilateral tax treaty) have, to the extent reasonable to do so, been exhausted.

     7. RESEARCH AND DEVELOPMENT.

        7.1 Funding and Conduct. Licensee shall independently furnish and be responsible for funding and conducting all of its preclinical and clinical research and development of Products, at its own expense.

          7.2 Biomaterials. In the case of Previously Selected Antigens as defined in the Master Research License and Option Agreement, at the reasonable request of Licensee, XT shall make available as part of the license granted hereunder to Licensee [***] thus made available will be used only by Licensee and its Affiliates and Sublicensees and manufacturing subcontractors.

     8.   SHARING OF CLINICAL DATA.

          As long as their development projects remain on similar timelines, or as otherwise mutually agreed, Licensee will consider bilateral sharing of its and its Sublicensees' relevant Product development information and clinical data with [JTI]* [ABX]**. However, there shall not be, unless otherwise agreed by the parties, any obligation for sharing data developed independently, by or on behalf of either of them.

     9.   DUE DILIGENCE.

          9.1 [***].

               9.1.1 Licensee agrees to [***] as may be agreed upon by the parties [***] from the Effective Date.

               9.1.2 Notwithstanding the foregoing, Licensee shall be [***]. After [***], shall be [***] in the United States or Japan.

          9.2  Failure to Meet Due Diligence Obligation.

               9.2.1 If the diligence requirements set forth in Section 9.1 are not met by Licensee (or its Affiliates or Sublicensees) in [the United States]* [Japan]**, Licensee's rights hereunder shall terminate upon written notice by XT to Licensee and subject to Sections 9.3, 9.4 and 14.3 below.

               9.2.2 Notwithstanding Section 9.2.1, the license granted hereunder to Licensee shall not terminate by reason of a delay in meeting the [***] milestone set forth in Section 9.1.1, to the extent that prudent business judgment, based on circumstances outside of Licensee's reasonable control, reasonably justifies such delay.



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                                      -10-
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          9.3 Dispute Resolution. In the event that a dispute arises whether the diligence requirements in Article 9 have been met or circumstances exist which Licensee believes justifies a failure on its part to meet such obligation, the parties will attempt to resolve any dispute by mutual agreement during a period of 30 days following Licensee's receipt of the notice under Section 9.2.1.

          9.4 Arbitration. In the event that the parties are unable to resolve such dispute pursuant to Section 9.3 above, such dispute shall be settled between XT and Licensee by binding arbitration as set forth in Section 15.12. If the arbitrator determines that the party acted in good faith, but failed to meet its obligations under Section 9.1 above, the license granted to such party shall not terminate unless the nonperforming party fails to cure such non-performance within a reasonable period of time, as determined by the arbitrator.

     10.  PATENTS.

          10.1 [***] Technology.

               (a) XT or its licensor, as they may agree, shall have responsibility for preparing, filing, prosecuting and maintaining patents and patent applications worldwide relating to the [***] Technology and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to the [***] Technology. XT shall keep Licensee reasonably informed as to the status of such patent matters in the Territory, including without limitation, by providing Licensee the opportunity to review and comment on any substantive documents which will be filed in any patent office, and providing Licensee copies of any substantive documents received by XT from such patent offices including notice of all interferences, reexaminations, oppositions or requests for patent term extensions. Licensee shall cooperate with and assist XT in connection with such activities, at XT's request and expense.

               (b) In the event that Licensee becomes aware that any [***] Technology necessary for the practice of the license granted herein is infringed or misappropriated by a third party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. XT or its licensor, as they may agree, shall have the exclusive right to enforce, or defend any declaratory judgment action, at its expense, involving any [***] Technology. In such event, XT shall keep Licensee reasonably informed of the progress of any such claim, suit or proceeding in the Territory. Any recovery received by XT as a result of any such claim, suit or proceeding shall be used first to reimburse XT for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [***].

          10.2 [***] Technology.

               10.2.1 XT shall have the initial worldwide responsibility for preparing, filing, prosecuting and maintaining patent applications and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to [***] Technology.



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                                      -11-

XT shall give Licensee the opportunity to review the status of all such pending patent applications and actions in the Territory and shall keep Licensee fully informed of the progress of such applications and actions, including, without limitation, by promptly providing Licensee with copies of all substantive correspondence sent to and received from patent offices, and providing notice of all interferences, reexaminations, oppositions or requests for patent term extensions. Expenses related to such patent and patent applications shall be divided 66-2/3% -- 33-1/3% on a worldwide basis, between Licensee and XT. In the event that XT declines or fails to prepare, file, prosecute or maintain such patent applications or patents or take such other actions, relating to the Products in the Territory, it shall promptly and in no event later than ninety days prior to any filing deadline, provide notice to Licensee. Licensee shall have the right to assume such responsibilities at its own expense, using counsel of its choice.

               10.2.2 In the event that Licensee becomes aware that any [***] Technology is infringed or misappropriated by a third party in the Territory, or is subject to a declaratory judgment action arising from such infringement in such country, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. Licensee shall have the exclusive right to enforce, or defend any declaratory judgment action, in the Territory, at its expense, involving any Antigen Technology. In such event, Licensee shall keep XT reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by Licensee received as a result of any such claim, suit or proceeding shall be used first to reimburse Licensee for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [***].

        10.3 Infringement Claims. If the production, sale or use of Products pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Licensee (or its Affiliates or Sublicensees), Licensee shall promptly notify XT thereof in writing setting forth the facts of such claim in reasonable detail. [***], Licensee shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its choice. Licensee shall keep XT reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to the Licensed Technology, Licensee shall have the right to deduct any damages and expenses (including attorneys' and professional fees) against any amounts due, or which may become due, to XT pursuant to this Agreement. Notwithstanding the above, Licensee shall not be able to settle any such claim, suit or proceeding that impinges upon the rights of [JTI]* [ABX]**, including without limitation, involving any admission of the invalidity of the Licensed Technology or rights to Product Antigen outside the Territory without the prior approval of XT.

        10.4 Patent Marking. Licensee agrees to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statutes or regulations in the country or countries of manufacture and sale thereof.



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                                      -12-
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     11.  CONFIDENTIALITY.

          11.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by another party hereto pursuant to this Agreement except to the extent that it can be established by the receiving party by competent proof that such information:

               (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

               (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

               (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

               (d) was subsequently lawfully disclosed to the receiving party by a person other than a party or developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

          11.2 Permitted Disclosures. Notwithstanding Sections 11.1 above and
15.16 below, each party hereto may disclose the other party's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a party is required to make any such disclosure of the other party's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, XT shall not disclose to third parties, clinical data or regulatory filings received from Licensee except as agreed in writing by Licensee.

     12.  SUBLICENSES.

     Pursuant to Article 2 herein, Licensee will have the right to grant and authorize sublicenses to third parties; provided, however, the Licensee shall remain responsible for any payments due XT for Net Sales of Products by any Sublicensee. [***]. Any sublicense granted by Licensee pursuant to this Agreement shall provide that the Sublicensee will be subject to



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                                      -13-
the applicable terms of this Agreement. Licensee shall provide XT with a copy of relevant portions of each sublicense agreement, as reasonably required by XT.

     13.  REPRESENTATIONS AND WARRANTIES.

          13.1  XT. XT represents and warrants that:

               (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein;

               (ii) it has not previously granted and will not grant any rights inconsistent or in conflict with the rights and licenses granted to Licensee herein;

               (iii) there are no existing or threatened actions, suits or claims pending against XT with respect to the Licensed Technology or the right of XT to enter into and perform its obligations under this Agreement;

               (iv) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Licensed Technology, or any portion thereof, with respect to the Products, or their manufacture or use;

               (v) Schedule 3 hereto sets forth all royalties, license fees, milestone payments and similar payments due to third parties for which Licensee is obligated to reimburse XT under Section 5.1 above as of the Effective Date; and

               (vi) the Licensed Technology is all the technology owned by or licensed to XT as of the Effective Date.

          13.2 Licensee. Licensee represents and warrants that:

               (i) it has the full right and authority to enter into this Agreement,

               (ii) to its knowledge, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of Licensee to enter into and perform its obligations under this Agreement; and

               (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

          13.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, XT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF LICENSED TECHNOLOGY CLAIMS, ISSUED OR PENDING.

          13.4 Effect of Representations and Warranties. It is understood that if the representations and warranties under this Article 13 are not true and accurate and a party incurs liabilities, costs or other expenses as a result of such falsity, the party at fault shall indemnify, defend and hold the injured party harmless from and against any such liabilities, costs or expenses incurred, provided that the party at fault receives prompt notice of any claim against the injured party resulting from or related to such falsity and the sole right to control the defense or settlement thereof.

     14.  TERM AND TERMINATION.

          14.1 Effectiveness. This Agreement shall become effective as of the Effective Date and the license rights granted by XT under Article 2 above shall be in full force and effect as of such date.

          14.2 Term. Unless earlier terminated pursuant to the other provisions of this Article 14, this Agreement shall continue in full force and effect until the later of

               (i) the expiration of the last to expire patent within the Licensed Technology claiming Products; or

               (ii) the twentieth anniversary of the Effective Date.

The licenses granted under Article 2 shall survive the expiration (but not an earlier termination) of this Agreement; provided that such licenses shall in such event become nonexclusive.

          14.3 Termination for Breach. Either party to this Agreement may terminate this Agreement in the event the other party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such shall have continued for sixty days after written notice thereof was provided to the breaching party by the nonbreaching party that terminates the Agreement as to such party. Any termination shall become effective at the end of such sixty day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty day period. However, if the party alleged to be in breach of this Agreement disputes such breach within such sixty day period, the non-breaching party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section 15.12 below that this Agreement was materially breached, and the breaching party fails to cure such breach within thirty days following the final decision of the arbitrators or such other time as directed by the arbitrators.

          14.4 Other Termination Rights. Licensee may terminate this Agreement and the license granted herein, in its entirety or as to any particular patent within the Licensed Technology in a particular country, at any time, by providing XT ninety-days written notice. In the event of termination as to a particular country, the subject patent in such country shall cease to be within the Licensed Technology for all purposes of this Agreement.

          14.5 Effect of Termination.

               14.5.1 Termination of this Agreement for any reason shall not release either party hereto from any liability which at the time of such termination has already accrued to the other party or which is attributable to a period prior to such termination.

               14.5.2 In the event this Agreement is terminated for any reason, Licensee and its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any Products subject to this Agreement then on hand. Upon termination of this Agreement by XT for any reason, any sublicense granted by Licensee hereunder shall survive, provided that upon request by XT, such Sublicensee promptly agrees in writing to be bound by the applicable terms of this Agreement.

               14.5.3 This Agreement, including, without limitation, any licenses or sublicenses granted pursuant to this Agreement, shall survive any dissolution, liquidation or acquisition of XT. Such licenses shall remain in full force and effect even after any distribution, following dissolution, of the intellectual property owned or licensed to XT, to any entity. Any transfer of such intellectual property prior to or following dissolution shall be subject to the licenses granted herein.

               14.5.4 This Agreement, including the license granted in Article 2, is independent of, and shall not be affected by, any breach or termination of the Master Research License and Option Agreement or any other agreement between the parties or their Affiliates. In the event of the termination of the Master Research License and Option Agreement, the rights and obligations of the parties hereto under Article 12 thereof shall be deemed to be part of this Agreement.

               14.5.5 Sections 6.3, 6.5, 6.6, 6.7 and 6.8 and Articles 11, 13,
14 and 15 shall survive the expiration and any termination of this Agreement for any reason.

     15.  MISCELLANEOUS.

          15.1 Governing Laws. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

          15.2 Waiver. It is agreed that no waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

          15.3 Assignment. This Agreement and the license granted hereunder may not be assigned by Licensee to any third party without the written consent of XT, and XT may not assign this Agreement to a third party without the consent of Licensee; except any party may assign this Agreement without such consent to (a) an Affiliate (provided that such Affiliate is two-thirds or greater owned directly or indirectly) or (b) an entity that acquires substantially all of the assets of the monoclonal antibody business segment of the assigning party. The terms and conditions of this

Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

          15.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

          15.5 Compliance with Laws. In exercising their rights under this license, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license.

          15.6 No Implied Obligations. Except as expressly provided in Article 9 above, nothing in this Agreement shall be deemed to require Licensee to exploit the Licensed Technology nor to prevent Licensee from commercializing products similar to or competitive with any Products, in addition to or in lieu of such Products.

          15.7 Notices. Any notice required or permitted to be given to the parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

       XT:                          Xenotech, L.P.
                                    322 Lakeside Drive
                                    Foster City, California 94404
                                    Attn: Chief Financial Officer

       Japan Tobacco Inc.:          Japan Tobacco Inc.
                                    JT Building
                                    2-1 Toranomon 2-chome
                                    Minato-ku, Tokyo 105
                                    Japan
                                    Attn:  Vice President
                                    Pharmaceutical Division

       with a copy to:         JT America Inc.
                                    1825 South Grant Street, Suite 220
                                    San Mateo, CA 94402
                                    Attn: President

       and to:                      Gilbert, Segall and Young LLP
                                    430 Park Avenue
                                    New York, NY 10022
                                    Attn: Neal N. Beaton, Esq.

       Abgenix, Inc.:               Abgenix, Inc.
                                    7601 Dumbarton Circle
                                    Fremont, California  94555
                                    Attn: President

       with a copy to:         Wilson Sonsini Goodrich & Rosati, P.C.
                                    650 Page Mill Road
                                    Palo Alto, California 94304
                                    Attn: Kenneth A. Clark, Esq.

          15.8 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of XT and Licensee are subject to prior compliance with United States [and Japanese]** export regulations and such other United States [and Japanese]** laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States [and Japan].** Licensee shall use efforts consistent with prudent business judgment to obtain such approvals. XT shall cooperate with Licensee and shall provide assistance to Licensee as reasonably necessary to obtain any required approvals.

          15.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

          15.10 Force Majeure. Nonperformance of any party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform, is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

          15.11 No Consequential Damages. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER.

          15.12 Dispute Resolution; Arbitration. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between senior executives of the parties. Any dispute under this Agreement which is not settled after such meeting, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys, fees. The arbitration shall be held in [San Francisco, California]* [Tokyo, Japan, if initiated by XT against Licensee and in San Francisco, California, if initiated by Licensee against XT].** A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty days following the final decision of the arbitrators. Any arbitration shall be completed within six months from the filing of notice of a request for such arbitration.

          15.13 Complete Agreement. It is understood and agreed between XT and Licensee that this Agreement constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of XT and Licensee.

          15.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

          15.15 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

          15.16 Nondisclosure. Except as provided in Article 11, each of the parties hereto agrees not to disclose to any third party the terms of this Agreement without the prior written consent of each other party hereto, except to advisors, investors, licensees, sublicensees and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law; provided, however, that the royalty rate specified in Section 4.1 of this executed Product License shall be redacted before the terms of this executed Product License are disclosed to potential licensees and sublicensees. Without limitation upon any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

          15.17 Conformity with GenPharm Cross-License. The rights and licenses granted to Licensee hereunder shall be subject to the GenPharm Cross License, and to the extent that this Agreement purports to grant greater rights to Licensee than is permitted under the GenPharm Cross License, such rights shall be granted only to the extent permitted under the GenPharm Cross License, and the terms of the GenPharm Cross License shall control.

     IN WITNESS WHEREOF, the parties have executed this Agreement, through their respective officers hereunto duly authorized, as of the day and year first above written.


XENOTECH, INC. (as General              LICENSEE
Partner of XENOTECH, L.P.)

By:                                     By:
   ----------------------------------      -------------------------------------

Name:                                   Name:
     --------------------------------        -----------------------------------

Title:                                  Title:
      -------------------------------         ----------------------------------


Schedule 1:  Patents [***] Technology"
Schedule 2:  Patents [***] Technology"
Schedule 3:  Payments Due to Third Parties
Schedule 4:  XT In-Licenses



------------
  * If ABX is Licensee.
 ** If JTI is Licensee.



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                                      -20-

                               RESTATED EXHIBIT C

                FORM OF EXCLUSIVE HOME TERRITORY PRODUCT LICENSE


     THIS PRODUCT LICENSE AGREEMENT (the "Agreement") effective the ____ day of ____________, _____, is made by and between XENOTECH, L.P., a California limited partnership ("XT"), and [ABGENIX, INC., a Delaware corporation ("ABX")]* [JAPAN TOBACCO INC., a Japanese corporation ("JTI")] ** ("Licensee").

                                    RECITALS

     XT desires to grant to Licensee and Licensee desires to acquire from XT an exclusive license or sublicense, as the case may be, in the [ABX]* [JTI]** Territory under the Licensed Technology to commercialize Products, on the terms and conditions herein.

     NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

     1.   DEFINITIONS.

     For purposes of this Agreement, the terms set forth in this Article shall have the meanings set forth below.

          1.1 "ABX" shall mean Abgenix, Inc.

          1.2 "ABX Territory" shall mean the United States of America and its territories and possessions, Canada and Mexico.

          1.3 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with any one of ABX, JTI or XT. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided, however, XT shall not be an Affiliate of ABX or JTI under this Agreement and XT shall not be considered controlled by ABX or JTI for purposes of determining Affiliates of ABX or JTI.

          1.4 "Antibody" shall mean a composition comprising a whole antibody or a fragment thereof, said antibody or fragment having been derived from the Licensed Technology and/or generated from the Mice or the Future Generation Mice or having been derived from nucleotide sequences encoding, or amino acid sequences of, such an antibody or fragment.

          1.5 "Antibody Product" shall mean any product comprising an Antibody or Genetic Material encoding an Antibody wherein, in respect of each Antibody Product, said Genetic Material does not encode multiple Antibodies.

          1.6 "Antibody-Secreting Cell" shall mean a cell that secretes an Antibody, except where such cell is part of a mammal.

          1.7 "[***] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 1 and patents issuing on such patent applications owned by or licensed to XT which relate to the [***], in each case to the extent XT has the right to license or sublicense the same; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) [***] as set forth in Schedule 1.

          1.8 "CGI" shall mean Cell Genesys, Inc.

          1.9 "Effective Date" shall mean the date this Agreement is executed by XT and Licensee.

          1.10 "Future Generation Mice" shall have the meaning defined in the Master Research License and Option Agreement, as amended.

          1.11 "Genetic Material" shall mean a nucleotide sequence, including DNA, RNA, and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment.

          1.12 "GenPharm Cross License" shall mean that certain Cross License Agreement, effective as of March 26, 1997, entered into by and among the parties, GenPharm International, Inc. ("GenPharm") and the other parties named therein, as the same may be amended from time to time.

          1.13 "IND" shall mean an Investigational New Drug Exemption for a Product, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or its non-U.S. equivalent.

          1.14 "JTI" shall mean Japan Tobacco Inc.

          1.15 "JTI Territory" shall mean Japan, Taiwan and South Korea (including the territory comprising North Korea if it should be reunited with South Korea).

          1.16 "License Fee" shall have the meaning set forth in Article 3 hereof.

          1.17 "Licensed Field" shall mean [***].



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                                      -2-

          1.18 "Licensed Technology" shall mean the [***] Technology, the [***] Technology, and XT-Controlled Rights.

          1.19 "Master Research License and Option Agreement" shall mean that certain Master Research License and Option Agreement entered into by CGI, JTI and XT as of June 28, 1996 (and subsequently assigned by CGI to ABX), as it may be amended.

          1.20 "Mice" shall have the meaning defined in the Master Research License and Option Agreement, as amended.

          1.21 "Net Sales" shall mean the [***] charged by Licensee or its Affiliates and Sublicensees for sales of Product to non-Affiliate customers, [***], with respect to such sales, and [***], as reflected in [***] of Licensee and its Affiliates or Sublicensees, to the extent [***]. "Net Sales" for [***] shall mean [***], where [***] shall mean the [***]. Notwithstanding the foregoing, [***] shall include [***], but notwithstanding any of the foregoing, shall not include [***]. Notwithstanding the foregoing, "Net Sales" for [***] shall be [***].

          1.22 "Product" and "Products" shall mean one or more Antibody Products which incorporate (i) an Antibody which binds to the Product Antigen or (ii) Genetic Material encoding such an Antibody wherein said Genetic Material does not encode multiple antibodies.

          1.23 "Product Antigen" shall mean ____________________.

          1.24 "Sublicensee" shall mean a third party that is not an Affiliate (provided, however, that CGI may be a Sublicensee of ABX, whether or not CGI is an Affiliate of ABX) to whom Licensee has granted a sublicense under the Licensed Technology to make, use and/or sell Products to the extent of the rights of Licensee therein. "Sublicensee" shall also include a third party



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                                      -3-
to whom Licensee has granted the right to distribute Products under the Licensed Technology to the extent of the rights of Licensee therein, provided that such third party is responsible for the marketing and promotion of Products within the applicable country.

          1.25 "Territory" shall mean those countries of the world in which Licensee has license rights pursuant to this Agreement.

          1.26 "Transgenic Product" shall mean any product constituting (i) Mice or Future Generation Mice, (ii) Genetic Material from Mice or Future Generation Mice, or (iii) an Antibody-Secreting Cell.

          1.27 "Universal Receptor Product" shall mean a substance that is developed utilizing [***] Universal Receptor Technology.

          1.28 "Universal Receptor Technology" shall mean technology for universal receptors [***]. As used herein: (i) "universal receptor" shall mean a receptor [***].

          1.29 "Valid Claim" shall mean a claim of a pending or issued, and unexpired patent included within the Licensed Technology, which has not been held unenforceable, unpatentable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

          1.30 "[***] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 2 and patents issuing on such applications; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of
(i) above; (iii) any foreign counterparts issued or issuing on any of (i) or
(ii) above; and (iv) the Mice (as such term is defined in the Master Research License and Option Agreement) and [***] as set forth on Schedule 2.



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                                      -4-

          1.31 "XT-Controlled Rights" shall mean all rights to patents or technology that are licensed to XT pursuant to the agreements listed on Schedule 4 or any other license or similar agreement granting XT rights to patents or technology (each such agreement an "XT In-License"), to the extent that XT has the right under the terms of the applicable XT In-License to further license or sublicense such rights during the Term of this Agreement.

          1.32 "XT In-License" shall have the meaning set forth in Section 1.31, above.


     2.   LICENSE GRANT; USE OF MICE BY THIRD PARTIES.

          2.1 Subject to the terms and conditions of this Agreement, XT hereby grants to Licensee an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Products anywhere in the world and to use, sell, lease, offer to sell or lease, import, export, otherwise transfer physical possession of or otherwise transfer title to such Products in the [ABX]* [JTI]** Territory in the Licensed Field. Such license or sublicense shall be exclusive even as to XT, and shall include the exclusive right to grant and authorize sublicenses for exploitation in the [ABX]* [JTI]** Territory; provided, however, that Licensee may not, under this license, grant sublicenses to any rights to the Mice except as provided in Section 2.2 of this Agreement.

          2.2 In connection with the grant of a sublicense under this Agreement to a third party, and notwithstanding any provision to the contrary in the Master Research License and Option Agreement or any Material Transfer Agreement entered into between the parties under Sections 2.1, 2.2 or 2.3 of the Master Research License and Option Agreement, Licensee shall have the right to grant a sublicense to use Mice and Future Generation Mice transferred to the third party pursuant to the terms of Section 2.7 of the Master Research License and Option Agreement, and Transgenic Products other then Mice or Future Generation Mice, to research, develop, make, have made, use, import, export, sell, lease, offer to sell or lease or otherwise distribute or commercialize Products, with the proviso that the sublicense described in this Section 2.2 shall not exceed the Licensee's rights conferred in accordance with the Master Research License and Option Agreement or this Product License.

          2.3 It is understood and agreed that, as to all XT-Controlled Rights, the grant of rights under this Article 2 shall be subject in all respects to the applicable XT In-License(s) pursuant to which such XT-Controlled Rights were granted to XT.

     3.   LICENSE FEE.

     Licensee shall pay to XT within thirty days of the Effective Date a license fee of [***].



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                                      -5-

     4.   ROYALTIES.

          4.1 Royalty Rates. In consideration for the license and rights granted herein, Licensee agrees to pay to XT royalties of [***] of Net Sales of Products by it and its Affiliates and Sublicensees.

          4.2 Royalty Offsets. In the event that (i) Licensee, its Affiliate or Sublicensee is required to pay [***], or (ii) any reimbursement payments are due to XT pursuant to Section 5.1 below, then Licensee may deduct the aggregate of any such amounts from any royalty amount owing to XT for the sale of such Products pursuant to Section 4.1 above; provided, however, that payments from Licensee to a third party that is an Affiliate, or was an Affiliate at any time within two (2) years prior to the Effective Date, may not be offset under this
Section 4.2. Notwithstanding the foregoing provisions of this Section 4.2, in no event shall the royalties due to XT pursuant to Section 4.1 above be so reduced to less than [***] of the amount that would otherwise be due to XT thereunder. [***].

          4.3 Single Royalty; Non-Royalty Sales. Only one royalty shall be payable with respect to any Product, regardless of how many claims or patents within the Licensed Technology cover such Product. In addition, no royalty shall be payable under this Article 4 with respect to sales of Products among Licensee and its Affiliates and/or Sublicensees and their Affiliates or for use in research and/or development or clinical trials.

          4.4 No Patent Protection. Royalties shall be payable at the rates specified in Section 4.1 or 4.2 above only with respect to sales of Products that would infringe a Valid Claim in the country in which such Products are sold. In the event that such Products are not covered by a Valid Claim in such country, XT shall be paid a royalty on such sales in accordance with this
Article 4, [***].

          4.5 Combination Products. In the event that a Product is sold in combination as a single product with another product or component, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 4 shall be [***]. In the event that no such separate sales are made in the same quarter by Licensee, Net Sales for royalty determination shall be [***].



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                                      -6-

          4.6 Termination of Royalties. Royalties under Section 4.1, 4.2, or 4.4 will be due until the later of (i) ten years from the first commercial sale of Products in any country or (ii) on a country-by-country basis, the expiration of the last-to-expire patent within the Licensed Technology covering the Products in such country.

     5.   THIRD PARTY ROYALTIES.

          5.1 Royalties Payable by XT. XT will be responsible for the payment of any royalties, license fees and milestone and/or other payments due to third parties under licenses or similar agreements entered into by XT necessary to allow the manufacture, use or sale of Products. Licensee shall reimburse XT for any royalties paid by XT to third parties under licenses or similar agreements covering Products necessary to allow the manufacture, use or sale or other exploitation of Products in accordance with this Agreement. Licensee shall continue any such reimbursement payments to XT until XT's obligation to pay royalties to a third party under any license covering Products expires or terminates. XT agrees not to enter into any license or similar agreement after the Effective Date which would obligate Licensee to make any payments under this
Section 5.1 without the prior written consent of Licensee.

          5.2 Royalties Payable by Licensee. Xenotech shall have no responsibility under the terms of this Agreement for the payment of any royalties, license fees or milestone or other payments due to third parties under licenses or similar agreements entered into by Licensee, its Affiliates, or its Sublicensees to allow the manufacture, use or sale of Products.


     6.   ACCOUNTING AND RECORDS.

          6.1 Royalty Reports and Payments. After the first commercial sale of Products on which royalties are required, Licensee agrees to make quarterly written reports to XT within eighty days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of Products sold during the calendar quarter upon which a royalty is payable under
Article 4 above. Concurrently with the making of such reports, Licensee shall pay to XT royalties at the applicable rate specified in Section 4.1, 4.2 or 4.4 above and all royalties payable pursuant to Section 5.1 above, and any adjustment to Net Sales for a prior period in accordance with the definition of Net Sales in Section 1.21 hereof. All payments to XT hereunder shall be made in U.S. Dollars to a bank account designated by XT.

          6.2 Early Third Party License Payments. If XT is obligated to pay royalties to a third party prior to ninety days after the end of the calendar quarter, XT shall so notify Licensee and Licensee shall provide the reports and payments set forth in Section 6.1 above not later than ten days before the date such payments are due to the third party. Up to thirty-five days before such payments are due, XT may provide Licensee with an invoice by facsimile setting forth the royalties XT must pay third parties with respect to Licensee's activities in the Territory in the preceding quarter, and Licensee shall pay such invoices within thirty days of receipt of such invoice.

          6.3 Records; Inspection. Licensee shall keep (and cause its Affiliates and Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to XT under this Agreement. Such books and records shall be kept at the principal place of business of Licensee or its Affiliates or Sublicensees, as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of Licensee or its Affiliates will be open for inspection during such three-year period by a representative of XT for the purpose of verifying the royalty statements. Licensee shall require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of Licensee reasonably satisfactory to XT on behalf of, and as required by, XT for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by XT and Licensee. The XT representative will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 6.3 shall be at the expense of XT, unless a variation or error producing an increase exceeding [***] of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating thereto will be paid by Licensee. Upon the expiration of three years following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive, and Licensee shall be released from any liability or accountability with respect to royalties for such year.

          6.4 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

          6.5 Late Payments. Any payments due from Licensee that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at [***], calculated on the number of days such payment is delinquent. This Section 6.5 shall in no way limit any other remedies available to any party.

          6.6  Withholding Taxes.

               6.6.1 Unless immediately reimbursable under Section 6.6.2 below, all payments required to be made pursuant to Articles 3, 4 and 5 hereof shall be without deduction or withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction. Such taxes are referred to herein as "Withholding Taxes" and such Withholding Taxes shall be the sole responsibility of the withholding party. The withholding party shall provide a certificate evidencing payment of any Withholding Taxes hereunder.

               6.6.2 XT agrees to elect to claim a tax credit for Withholding Taxes with respect to which it is entitled so to elect, and further agrees not to amend such election for the full



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                                      -8-
carry-forward period with respect to such credit. At the time that XT realizes a reduction in U.S. tax liability by actually utilizing the Withholding Taxes as a credit against regular U.S. tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits), then the amount of such reduction attributable to such credit shall immediately be reimbursed to the withholding party. For these purposes, a reduction in U.S. tax liability shall include both a direct reduction in XT's own tax liability and a reduction in the U.S. tax liability of any of its partners.

        6.7 Tax Indemnity. Except as provided in Section 6.6, each party (the "Tax Indemnitor") shall indemnify and hold harmless the other party hereto (each a "Tax Indemnitee") from and against any tax or similar governmental charge assessed solely because of this Agreement with respect to and directly attributable to the income or the assets of the Tax Indemnitor. In the event that any governmental agency shall make a claim against a party hereto which could give rise to an indemnity hereunder, such potential Tax Indemnitee shall give reasonably prompt notice to the potential Tax Indemnitor of the assertion of such claim. If the transmission of such notice is unreasonably deferred and has a material, adverse affect on the ability of the potential Tax Indemnitor to challenge such claim, such potential Tax Indemnitor shall be released from liability hereunder. The Tax Indemnitor alone shall (at its own expense) control the defense or compromise of any such claim. The Tax Indemnitee shall execute any documents required to enable Tax Indemnitor to defend such claim, provide any information necessary therefor, and cooperate with Tax Indemnitor in such defense.

        6.8 XT Tax Indemnity. XT shall indemnify and hold harmless Licensee and its Affiliates from and against any increase to its country of incorporation income tax liability directly attributable to a positive adjustment to the amount of gross receipts (an "Adjustment") reported or reportable by such party from the income, including the royalty income, received from Licensee on Covered Products. The amount payable hereunder shall be equal to the difference between
(a) the product of (i) the amount of the Adjustment, and (ii) the highest combined marginal corporate tax rate in the country of incorporation in effect for the taxable year for which such Adjustment is made, and (b) the reduction in the party's foreign tax liability, which for purposes of this Agreement shall be equal to the product of (i) the amount of any correlative adjustment to its foreign taxable income, and (ii) the highest combined marginal foreign corporate tax rate in effect for the taxable year for which the correlative adjustment is made. No indemnification payment shall be required hereunder until comprehensive efforts to obtain a correlative adjustment to Licensee's or its Affiliates', as the case may be, taxable income in a foreign state (which may include, for example invoking competent authority provisions under the U.S. Japanese Income Tax Treaty (if applicable) or other applicable bilateral tax treaty) have, to the extent reasonable to do so, been exhausted.

     7. RESEARCH AND DEVELOPMENT.

        7.1 Funding and Conduct. Licensee shall independently furnish and be responsible for funding and conducting all of its preclinical and clinical research and development of Products, at its own expense.

          7.2 Biomaterials. In the case of Previously Selected Antigens as defined in the Master Research License and Option Agreement, at the reasonable request of Licensee, XT shall make available as part of the license granted hereunder to Licensee [***] thus made available will be used only by Licensee and its Affiliates and Sublicensees and manufacturing subcontractors.

     8.   SHARING OF CLINICAL DATA.

          As long as their development projects remain on similar timelines, or as otherwise mutually agreed, Licensee will consider bilateral sharing of its and its Sublicensees' relevant Product development information and clinical data with [JTI]* [ABX]**. However, there shall not be, unless otherwise agreed by the parties, any obligation for sharing data developed independently, by or on behalf of either of them.

     9.   DUE DILIGENCE.

          9.1 [***].

               9.1.1 Licensee agrees [***] as may be agreed upon by the parties [***] the Effective Date.

               9.1.2 Notwithstanding the foregoing, Licensee shall be [***], shall be [***] in the United States or Japan.

          9.2 Failure to Meet Due Diligence Obligation.

               9.2.1 If the diligence requirements set forth in Section 9.1 are not met by Licensee (or its Affiliates or Sublicensees) [in the United States]* [in Japan]**, Licensee's rights hereunder shall terminate upon written notice by XT to Licensee and subject to Sections 9.3, 9.4 and 14.3 below.

               9.2.2 Notwithstanding Section 9.2.1, the license granted hereunder to Licensee shall not terminate by reason of a delay in meeting the [***] milestone set forth in Section 9.1.1, to the extent that prudent business judgment, based on circumstances outside of Licensee's reasonable control, reasonably justifies such delay.


[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          9.3 Dispute Resolution. In the event that a dispute arises whether the diligence requirements in Article 9 have been met or circumstances exist which Licensee believes justifies a failure on its part to meet such obligation, the parties will attempt to resolve any dispute by mutual agreement during a period of 30 days following Licensee's receipt of the notice under Section 9.2.1.

          9.4 Arbitration. In the event that the parties are unable to resolve such dispute pursuant to Section 9.3 above, such dispute shall be settled between XT and Licensee by binding arbitration as set forth in Section 15.12. If the arbitrator determines that the party acted in good faith, but failed to meet its obligations under Section 9.1 above, the license granted to such party shall not terminate unless the nonperforming party fails to cure such non-performance within a reasonable period of time, as determined by the arbitrator.

     10.  PATENTS.

          10.1 [***] Technology.

               (a) XT or its licensor, as they may agree, shall have responsibility for preparing, filing, prosecuting and maintaining patents and patent applications worldwide relating to the [***] Technology and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to the [***] Technology. XT shall keep Licensee reasonably informed as to the status of such patent matters in the Territory, including without limitation, by providing Licensee the opportunity to review and comment on any substantive documents which will be filed in any patent office, and providing Licensee copies of any substantive documents received by XT from such patent offices including notice of all interferences, reexaminations, oppositions or requests for patent term extensions. Licensee shall cooperate with and assist XT in connection with such activities, at XT's request and expense.

               (b) In the event that Licensee becomes aware that any [***] Technology necessary for the practice of the license granted herein is infringed or misappropriated by a third party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. XT or its licensor, as they may agree, shall have the exclusive right to enforce, or defend any declaratory judgment action, at its expense, involving any [***] Technology. In such event, XT shall keep Licensee reasonably informed of the progress of any such claim, suit or proceeding in the Territory. Any recovery received by XT as a result of any such claim, suit or proceeding shall be used first to reimburse XT for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [***].

          10.2 [***] Technology.

               10.2.1 XT shall have the initial worldwide responsibility for preparing, filing, prosecuting and maintaining patent applications and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to [***] Technology.



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      with the Commission. Confidential treatment has been requested with respect to the omitted portions.

XT shall give Licensee the opportunity to review the status of all such pending patent applications and actions in the Territory and shall keep Licensee fully informed of the progress of such applications and actions, including, without limitation, by promptly providing Licensee with copies of all substantive correspondence sent to and received from patent offices, and providing notice of all interferences, reexaminations, oppositions or requests for patent term extensions. [***]. In the event that XT declines or fails to prepare, file, prosecute or maintain such patent applications or patents or take such other actions, relating to the Products in the Territory, it shall promptly and in no event later than ninety days prior to any filing deadline, provide notice to Licensee. Licensee shall have the right to assume such responsibilities at its own expense, using counsel of its choice.

               10.2.2 In the event that Licensee becomes aware that any [***] Technology is infringed or misappropriated by a third party in the Territory, or is subject to a declaratory judgment action arising from such infringement in such country, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. Licensee shall have the exclusive right to enforce, or defend any declaratory judgment action, in the Territory, at its expense, involving any [***] Technology. In such event, Licensee shall keep XT reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by Licensee received as a result of any such claim, suit or proceeding shall be used first to reimburse Licensee for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [***].

          10.3 Infringement Claims. If the production, sale or use of Products pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Licensee (or its Affiliates or Sublicensees), Licensee shall promptly notify XT thereof in writing setting forth the facts of such claim in reasonable detail. [***], Licensee shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its choice. Licensee shall keep XT reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to the Licensed Technology, Licensee shall have the right to deduct any damages and expenses (including attorneys' and professional fees) against any amounts due, or which may become due, to XT pursuant to this Agreement. Notwithstanding the above, Licensee shall not be able to settle any such claim, suit or proceeding that impinges upon the rights of [JTI]* [ABX]**, including without limitation, involving any admission of the invalidity of the Licensed Technology or rights to Product Antigen outside the Territory without the prior approval of XT.

          10.4 Patent Marking. Licensee agrees to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statutes or regulations in the country or countries of manufacture and sale thereof.


[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     11.  CONFIDENTIALITY.

          11.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by another party hereto pursuant to this Agreement except to the extent that it can be established by the receiving party by competent proof that such information:

               (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

               (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

               (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

               (d) was subsequently lawfully disclosed to the receiving party by a person other than a party or developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

          11.2 Permitted Disclosures. Notwithstanding Sections 11.1 above and
15.16 below, each party hereto may disclose the other party's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a party is required to make any such disclosure of the other party's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, XT shall not disclose to third parties, clinical data or regulatory filings received from Licensee except as agreed in writing by Licensee.

     12.  SUBLICENSES.

     Pursuant to Article 2 herein, Licensee will have the right to grant and authorize sublicenses to third parties; provided, however, the Licensee shall remain responsible for any payments due XT for Net Sales of Products by any Sublicensee. [***]. Any sublicense granted by Licensee pursuant to this Agreement shall provide that the Sublicensee will be subject to



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      with the Commission. Confidential treatment has been requested with respect to the omitted portions.

the applicable terms of this Agreement. Licensee shall provide XT with a copy of relevant portions of each sublicense agreement, as reasonably required by XT.

     13. REPRESENTATIONS AND WARRANTIES.

          13.1 XT. XT represents and warrants that:

               (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein;

               (ii) it has not previously granted and will not grant any rights inconsistent or in conflict with the rights and licenses granted to Licensee herein;

               (iii) there are no existing or threatened actions, suits or claims pending against XT with respect to the Licensed Technology or the right of XT to enter into and perform its obligations under this Agreement;

               (iv) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Licensed Technology, or any portion thereof, with respect to the Products, or their manufacture or use;

               (v) Schedule 3 hereto sets forth all royalties, license fees, milestone payments and similar payments due to third parties for which Licensee is obligated to reimburse XT under Section 5.1 above as of the Effective Date; and

               (vi) the Licensed Technology is all the technology owned by or licensed to XT as of the Effective Date.

          13.2 Licensee. Licensee represents and warrants that:

               (i) it has the full right and authority to enter into this Agreement,

               (ii) to its knowledge, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of Licensee to enter into and perform its obligations under this Agreement; and

               (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

          13.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, XT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF LICENSED TECHNOLOGY CLAIMS, ISSUED OR PENDING.

          13.4 Effect of Representations and Warranties. It is understood that if the representations and warranties under this Article 13 are not true and accurate and a party incurs liabilities, costs or other expenses as a result of such falsity, the party at fault shall indemnify, defend and hold the injured party harmless from and against any such liabilities, costs or expenses incurred, provided that the party at fault receives prompt notice of any claim against the injured party resulting from or related to such falsity and the sole right to control the defense or settlement thereof.

     14.  TERM AND TERMINATION.

          14.1 Effectiveness. This Agreement shall become effective as of the Effective Date and the license rights granted by XT under Article 2 above shall be in full force and effect as of such date.

          14.2 Term. Unless earlier terminated pursuant to the other provisions of this Article 14, this Agreement shall continue in full force and effect until the later of

               (i) the expiration of the last to expire patent within the Licensed Technology claiming Products; or

               (ii) the twentieth anniversary of the Effective Date.

The licenses granted under Article 2 shall survive the expiration (but not an earlier termination) of this Agreement; provided that such licenses shall in such event become nonexclusive.

          14.3 Termination for Breach. Either party to this Agreement may terminate this Agreement in the event the other party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such shall have continued for sixty days after written notice thereof was provided to the breaching party by the nonbreaching party that terminates the Agreement as to such party. Any termination shall become effective at the end of such sixty day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty day period. However, if the party alleged to be in breach of this Agreement disputes such breach within such sixty day period, the non-breaching party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section 15.12 below that this Agreement was materially breached, and the breaching party fails to cure such breach within thirty days following the final decision of the arbitrators or such other time as directed by the arbitrators.

          14.4 Other Termination Rights. Licensee may terminate this Agreement and the license granted herein, in its entirety or as to any particular patent within the Licensed Technology in a particular country, at any time, by providing XT ninety-days written notice. In the event of termination as to a particular country, the subject patent in such country shall cease to be within the Licensed Technology for all purposes of this Agreement.

          14.5 Effect of Termination.

               14.5.1 Termination of this Agreement for any reason shall not release either party hereto from any liability which at the time of such termination has already accrued to the other party or which is attributable to a period prior to such termination.

               14.5.2 In the event this Agreement is terminated for any reason, Licensee and its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any Products subject to this Agreement then on hand. Upon termination of this Agreement by XT for any reason, any sublicense granted by Licensee hereunder shall survive, provided that upon request by XT, such Sublicensee promptly agrees in writing to be bound by the applicable terms of this Agreement.

               14.5.3 This Agreement, including, without limitation, any licenses or sublicenses granted pursuant to this Agreement, shall survive any dissolution, liquidation or acquisition of XT. Such licenses shall remain in full force and effect even after any distribution, following dissolution, of the intellectual property owned or licensed to XT, to any entity. Any transfer of such intellectual property prior to or following dissolution shall be subject to the licenses granted herein.

               14.5.4 This Agreement, including the license granted in Article 2, is independent of, and shall not be affected by, any breach or termination of the Master Research License and Option Agreement or any other agreement between the parties or their Affiliates. In the event of the termination of the Master Research License and Option Agreement, the rights and obligations of the parties hereto under Article 12 thereof shall be deemed to be part of this Agreement.

               14.5.5 Sections 6.3, 6.5, 6.6, 6.7 and 6.8 and Articles 11, 13,
14 and 15 shall survive the expiration and any termination of this Agreement for any reason.

     15.  MISCELLANEOUS.

          15.1 Governing Laws. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

          15.2 Waiver. It is agreed that no waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

          15.3 Assignment. This Agreement and the license granted hereunder may not be assigned by Licensee to any third party without the written consent of XT, and XT may not assign this Agreement to a third party without the consent of Licensee; except any party may assign this Agreement without such consent to (a) an Affiliate (provided that such Affiliate is two-thirds or greater owned directly or indirectly) or (b) an entity that acquires substantially all of the assets of the monoclonal antibody business segment of the assigning party. The terms and conditions of this

Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

          15.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

          15.5 Compliance with Laws. In exercising their rights under this license, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license.

          15.6 No Implied Obligations. Except as expressly provided in Article 9 above, nothing in this Agreement shall be deemed to require Licensee to exploit the Licensed Technology nor to prevent Licensee from commercializing products similar to or competitive with any Products, in addition to or in lieu of such Products.

          15.7 Notices. Any notice required or permitted to be given to the parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

         XT:                       Xenotech, L.P.
                                   322 Lakeside Drive
                                   Foster City, California 94404
                                   Attn: Chief Financial Officer

         Japan Tobacco Inc.:       Japan Tobacco Inc.
                                   JT Building
                                   2-1 Toranomon 2-chome
                                   Minato-ku, Tokyo 105
                                   Japan
                                   Attn:  Vice President
                                   Pharmaceutical Division

         with a copy to:       JT America Inc.
                                   1825 South Grant Street, Suite 220
                                   San Mateo, CA 94402
                                   Attn: President

         and to:                   Gilbert, Segall and Young LLP
                                   430 Park Avenue
                                   New York, NY 10022
                                   Attn: Neal N. Beaton, Esq.

         Abgenix, Inc.:            Abgenix, Inc.
                                   7601 Dumbarton Circle
                                   Fremont, California  94555
                                   Attn: President

         with a copy to:       Wilson Sonsini Goodrich & Rosati, P.C.
                                   650 Page Mill Road
                                   Palo Alto, California 94304
                                   Attn: Kenneth A. Clark, Esq.

          15.8 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of XT and Licensee are subject to prior compliance with United States [and Japanese]** export regulations and such other United States [and Japanese]** laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States [and Japan]**. Licensee shall use efforts consistent with prudent business judgment to obtain such approvals. XT shall cooperate with Licensee and shall provide assistance to Licensee as reasonably necessary to obtain any required approvals.

          15.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

          15.10 Force Majeure. Nonperformance of any party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform, is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

          15.11 No Consequential Damages. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER.

          15.12 Dispute Resolution; Arbitration. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between senior executives of the parties. Any dispute under this Agreement which is not settled after such meeting, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys, fees. The arbitration shall be held in [San Francisco, California]* [Tokyo, Japan, if initiated by XT against Licensee and in San Francisco, California, if initiated by Licensee against XT]**. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty days following the final decision of the arbitrators. Any arbitration shall be completed within six months from the filing of notice of a request for such arbitration.

          15.13 Complete Agreement. It is understood and agreed between XT and Licensee that this Agreement constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of XT and Licensee.

          15.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

          15.15 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

          15.16 Nondisclosure. Except as provided in Article 11, each of the parties hereto agrees not to disclose to any third party the terms of this Agreement without the prior written consent of each other party hereto, except to advisors, investors, licensees, sublicensees and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law; provided, however, that the royalty rate specified in Section 4.1 of this executed Product License shall be redacted before the terms of this executed Product License are disclosed to potential licensees and sublicensees. Without limitation upon any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

          15.17 Conformity with GenPharm Cross-License. The rights and licenses granted to Licensee hereunder shall be subject to the GenPharm Cross License, and to the extent that this Agreement purports to grant greater rights to Licensee than is permitted under the GenPharm Cross License, such rights shall be granted only to the extent permitted under the GenPharm Cross License, and the terms of the GenPharm Cross License shall control.

     IN WITNESS WHEREOF, the parties have executed this Agreement, through their respective officers hereunto duly authorized, as of the day and year first above written.


XENOTECH, INC. (as General              LICENSEE
Partner of XENOTECH, L.P.)

By:                                     By:
   -----------------------------------     -------------------------------------

Name:                                   Name:
     ---------------------------------       -----------------------------------

Title:                                  Title:
      --------------------------------        ----------------------------------


Schedule 1:  Patents [***] Technology"
Schedule 2:  Patents [***] Technology"
Schedule 3:  Payments Due to Third Parties
Schedule 4:  XT In-Licenses







----------
 * If ABX is Licensee.
** If JTI is Licensee.



[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                               RESTATED EXHIBIT D

                 FORM OF CO-EXCLUSIVE WORLDWIDE PRODUCT LICENSE


     THIS PRODUCT LICENSE AGREEMENT (the "Agreement") effective the ____ day of ____________, _____, is made by and between XENOTECH, L.P., a California limited partnership ("XT"), and each of ABGENIX, INC., a Delaware corporation ("ABX") and JAPAN TOBACCO INC., a Japanese corporation ("JTI").

                                    RECITALS

A. XT desires to grant JTI an exclusive license in the JTI Territory under the Licensed Technology to commercialize Products, and JTI wishes to acquire such a license, on the terms and conditions herein.

B. XT desires to grant ABX an exclusive license in the ABX Territory under the Licensed Technology to commercialize Products, and ABX wishes to acquire such a license, on the terms and conditions herein.

C. XT desires to grant to JTI and ABX a co-exclusive license in the Rest of the World under the Licensed Technology to commercialize Products, and JTI and ABX wish to acquire such license, on the terms and conditions herein.

     NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

     1.   DEFINITIONS.

     For purposes of this Agreement, the terms set forth in this Article shall have the meanings set forth below.

          1.1 "ABX" shall mean Abgenix, Inc.

          1.2 "ABX Territory" shall mean the United States of America and its territories and possessions, Canada and Mexico.

          1.3 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with any one of ABX, JTI or XT. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided, however, XT shall not be an Affiliate of ABX or JTI under this Agreement and XT shall not be considered controlled by ABX or JTI for purposes of determining Affiliates of ABX or JTI.

          1.4 "Antibody" shall mean a composition comprising a whole antibody or a fragment thereof, said antibody or fragment having been derived from the Licensed Technology and/or generated from the Mice or the Future Generation Mice or having been derived from nucleotide sequences encoding, or amino acid sequences of, such an antibody or fragment.

          1.5 "Antibody Product" shall mean any product comprising an Antibody or Genetic Material encoding an Antibody wherein, in respect of each Antibody Product, said Genetic Material does not encode multiple Antibodies.

          1.6 "Antibody-Secreting Cell" shall mean a cell that secretes an Antibody, except where such cell is part of a mammal.

          1.7 "[***] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 1 and patents issuing on such patent applications owned by or licensed to XT which relate to the [***], in each case to the extent XT has the right to license or sublicense the same; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) [***] as set forth in Schedule 1.

          1.8 "CGI" shall mean Cell Genesys, Inc.

          1.9 "Effective Date" shall mean the date this Agreement is executed by XT, CGI and JTI.

          1.10 "Future Generation Mice" shall have the meaning defined in the Master Research License and Option Agreement, as amended.

          1.11 "Genetic Material" shall mean a nucleotide sequence, including DNA, RNA, and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment.

          1.12 "GenPharm Cross License" shall mean that certain Cross License Agreement, effective as of March 26, 1997, entered into by and among the parties, GenPharm International, Inc. ("GenPharm") and the other parties named therein, as the same may be amended from time to time.

          1.13 "IND" shall mean an Investigational New Drug Exemption for a Product, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or its non-U.S. equivalent.

          1.14 "JTI" shall mean Japan Tobacco Inc.

          1.15 "JTI Territory" shall mean Japan, Taiwan and South Korea (including the territory comprising North Korea if it should be reunited with South Korea).



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                                      -2-
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          1.16 "License Fee" shall have the meaning set forth in Article 3 hereof.

          1.17 "Licensed Field" shall mean [***].

          1.18 "Licensed Technology" shall mean the [***] Technology, the [***] Technology, and XT-Controlled Rights.

          1.19 "Master Research License and Option Agreement" shall mean that certain Master Research License and Option Agreement entered into by CGI, JTI and XT as of June 28, 1996 (and subsequently assigned by CGI to ABX), as it may be amended.

          1.20 "Mice" shall have the meaning defined in the Master Research License and Option Agreement, as amended.

          1.21 "Net Sales" shall mean the [***] charged by ABX or JTI, as the case may be, or its Affiliates and Sublicensees for sales of Product to non-Affiliate customers, [***], with respect to such sales, and [***], as reflected in [***] of ABX or JTI and its Affiliates or Sublicensees, to the extent [***]. "Net Sales" for [***] shall mean [***], where [***] shall mean the [***]. Notwithstanding the foregoing, [***] shall include [***]. Notwithstanding the foregoing, "Net Sales" for [***] shall be [***].

          1.22 "Product" and "Products" shall mean one or more Antibody Products which incorporate (i) an Antibody which binds to the Product Antigen or (ii) Genetic Material encoding such an Antibody wherein said Genetic Material does not encode multiple antibodies.

          1.23 "Product Antigen" shall mean ____________________.






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                                      -3-
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          1.24 "Rest of the World" shall mean all parts of the world not included in ABX Territory or the JTI Territory.

          1.25 "Sublicensee" shall mean a third party that is not an Affiliate (provided, however, that CGI may be a Sublicensee of ABX, whether or not CGI is an Affiliate of ABX) to whom ABX or JTI, as the case may be, has granted a sublicense under the Licensed Technology to make, use and/or sell Products to the extent of the rights of ABX or JTI, as the case may be, therein. "Sublicensee" shall also include a third party to whom ABX or JTI has granted the right to distribute Products under the Licensed Technology to the extent of the rights of ABX or JTI, as the case may be, therein, provided that such third party is responsible for the marketing and promotion of Products within the applicable country.

          1.26 "Territory" shall mean those countries of the world in which ABX or JTI, as the case may be, has exclusive or co-exclusive license rights pursuant to this Agreement.

          1.27 "Transgenic Product" shall mean any product constituting (i) Mice or Future Generation Mice, (ii) Genetic Material from Mice or Future Generation Mice, or (iii) an Antibody-Secreting Cell.

          1.28 "Universal Receptor Product" shall mean a substance that is developed utilizing [***] Universal Receptor Technology.

          1.29 "Universal Receptor Technology" shall mean technology for universal receptors or [***]. As used herein: (i) "universal receptor" shall mean a receptor [***].

          1.30 "Valid Claim" shall mean a claim of a pending or issued, and unexpired patent included within the Licensed Technology, which has not been held unenforceable, unpatentable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.






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                                      -4-
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          1.31 "[***] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 2 and patents issuing on such applications; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of
(i) above; (iii) any foreign counterparts issued or issuing on any of (i) or
(ii) above; and (iv) the Mice (as such term is defined in the Master Research License and Option Agreement) and [***] as set forth on Schedule 2.

          1.32 "XT-Controlled Rights" shall mean all rights to patents or technology that are licensed to XT pursuant to the agreements listed on Schedule 4 or any other license or similar agreement granting XT rights to patents or technology (each such agreement an "XT In-License"), to the extent that XT has the right under the terms of the applicable XT In-License to further license or sublicense such rights during the Term of this Agreement.

          1.33 "XT In-License" shall have the meaning set forth in Section 1.32, above.


     2.   LICENSE GRANT; USE OF MICE BY THIRD PARTIES.

          2.1 Grant to ABX. Subject to the terms and conditions of this Agreement, XT hereby grants to ABX an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Products anywhere in the world and to use, sell, lease, offer to sell or lease, import, export, otherwise transfer physical possession of or otherwise transfer title to such Products in the ABX Territory in the Licensed Field. Such license or sublicense shall be exclusive even as to XT, and shall include the exclusive right to grant and authorize sublicenses for exploitation within the ABX Territory; provided, however, that ABX may not, under this license, grant sublicenses to any rights to the Mice except as provided in Section 2.4 of this Agreement.

          2.2 Grant to JTI. Subject to the terms and conditions of this Agreement, XT hereby grants to JTI an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Products anywhere in the world and to use, sell, lease, offer to sell or lease, import, export, otherwise transfer physical possession of or otherwise transfer title to such Products in the JTI Territory in the Licensed Field. Such license or sublicense shall be exclusive even as to XT, and shall include the exclusive right to grant and authorize sublicenses for exploitation within the JTI Territory; provided, however, that JTI may not, under this license, grant sublicenses to any rights to the Mice except as provided in Section 2.4 of this Agreement.

          2.3 Rest of the World. Subject to the terms and conditions of this Agreement, XT hereby grants to each ABX and JTI a co-exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Products anywhere in the world and to use, sell, lease, offer to sell or lease, import, export, otherwise transfer physical possession of or otherwise transfer title to such Products in the Rest of the World in the Licensed Field. Such co-exclusive license or sublicense shall be co-exclusive even as to XT, and shall include the co-exclusive right to grant and authorize sublicenses for exploitation within the Rest of the World; provided, however, that ABX and JTI may not, under this license, grant sublicenses to any rights to the Mice except as provided in Section 2.4 of this Agreement.



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                                      -5-
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          2.4 In connection with the grant of a sublicense under this Agreement to a third party, and notwithstanding any provision to the contrary in the Master Research License and Option Agreement or any Material Transfer Agreement entered into between the parties under Sections 2.1, 2.2 or 2.3 of the Master Research License and Option Agreement, ABX or JTI, as the case may be, shall have the right to grant a sublicense to use Mice and Future Generation Mice transferred to the third party pursuant to the terms of Section 2.7 of the Master Research License and Option Agreement, and Transgenic Products other then Mice or Future Generation Mice, to research, develop, make, have made, use, import, export, sell, lease, offer to sell or lease or otherwise distribute or commercialize Products, with the proviso that the sublicense described in this
Section 2.4 shall not exceed the Licensee's (ABX or JTI, as the case may be,) rights conferred in accordance with the Master Research License and Option Agreement or this Product License.

          2.5 It is understood and agreed that, as to all XT-Controlled Rights, the grant of rights under this Article 2 shall be subject in all respects to the applicable XT In-License(s) pursuant to which such XT-Controlled Rights were granted to XT.

     3.   LICENSE FEE.

     ABX and JTI each shall pay to XT within thirty days of the Effective Date a license fee of [***].

     4.   ROYALTIES.

          4.1 Royalty Rates. In consideration for the license and rights granted herein, ABX and JTI each agree to pay to XT royalties of [***] of Net Sales of Products by it and its Affiliates and Sublicensees.

          4.2 Royalty Offsets. In the event that (i) a Licensee (ABX or JTI, as the case may be), its Affiliate or Sublicensee is required to pay [***], or (ii) any reimbursement payments are due to XT pursuant to Section 5.1 below, then ABX or JTI, as the case may be, may deduct the aggregate of any such amounts from any royalty amount owing to XT for the sale of such Products pursuant to Section
4.1 above; provided, however, that payments from ABX or JTI, as the case may be, to a third party that is an Affiliate, or was an Affiliate at any time within two (2) years prior to the Effective Date, may not be offset under this Section
4.2. Notwithstanding the foregoing provisions of this Section 4.2, in no event shall the royalties due to XT pursuant to Section 4.1 above be so reduced to less than [***] of the amount that would otherwise be due to XT thereunder. [***].





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                                      -6-
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          4.3 Single Royalty; Non-Royalty Sales. Only one royalty shall be payable with respect to any Product, regardless of how many claims or patents within the Licensed Technology cover such Product. In addition, no royalty shall be payable under this Article 4 with respect to sales of Products among ABX or JTI, as the case may be, and its Affiliates and/or Sublicensees and their Affiliates or for use in research and/or development or clinical trials.

          4.4 No Patent Protection. Royalties shall be payable at the rates specified in Section 4.1 or 4.2 above only with respect to sales of Products that would infringe a Valid Claim in the country in which such Products are sold. In the event that such Products are not covered by a Valid Claim in such country, XT shall be paid a royalty on such sales in accordance with this
Article 4, [***].

          4.5 Combination Products. In the event that a Product is sold in combination as a single product with another product or component, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 4 shall be [***]. In the event that no such separate sales are made in the same quarter by ABX or JTI, as the case may be, Net Sales for royalty determination shall be [***].

          4.6 Termination of Royalties. Royalties under Section 4.1, 4.2, or 4.4 will be due until the later of (i) ten years from the first commercial sale of Products in any country or (ii) on a country-by-country basis, the expiration of the last-to-expire patent within the Licensed Technology covering the Products in such country.

     5.   THIRD PARTY ROYALTIES.

          5.1 Royalties Payable by XT. XT will be responsible for the payment of any royalties, license fees and milestone and/or other payments due to third parties under licenses or similar agreements entered into by XT necessary to allow the manufacture, use or sale of Products. ABX and/or JTI, as the case may be, shall reimburse XT for any royalties paid by XT to third parties under licenses or similar agreements covering Products necessary to allow the manufacture, use or sale or other exploitation of Products in accordance with this Agreement. ABX and/or JTI shall continue any such reimbursement payments to XT until XT's obligation to pay royalties to a third party under any license covering Products expires or terminates. XT agrees not to enter into any license or similar agreement after the Effective Date which would obligate ABX and/or JTI, as the case may be, to make any payments under this Section 5.1 without the prior written consent of ABX and/or JTI, as the case may be..

          5.2 Royalties Payable by ABX or JTI. Xenotech shall have no responsibility under the terms of this Agreement for the payment of any royalties, license fees or milestone or other





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                                      -7-
payments due to third parties under licenses or similar agreements entered into by ABX or JTI, as the case may be, its Affiliates, or its Sublicensees to allow the manufacture, use or sale of Products.

     6.   ACCOUNTING AND RECORDS.

          6.1 Royalty Reports and Payments. After the first commercial sale of Products on which royalties are required, ABX or JTI each agrees to make quarterly written reports to XT within eighty days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of Products sold during the calendar quarter upon which a royalty is payable under Article 4 above. Concurrently with the making of such reports, ABX or JTI, as the case may be, shall pay to XT royalties at the applicable rate specified in Section 4.1, 4.2 or 4.4 above and all royalties payable pursuant to Section 5.1 above, and any adjustment to Net Sales for a prior period in accordance with the definition of Net Sales in Section 1.21 hereof. All payments to XT hereunder shall be made in U.S. Dollars to a bank account designated by XT.

          6.2 Early Third Party License Payments. If XT is obligated to pay royalties to a third party prior to ninety days after the end of the calendar quarter, XT shall so notify ABX or JTI as the case may be, and such licensee shall provide the reports and payments set forth in Section 6.1 above not later than ten (10) days before the date such payments are due to the third party. Up to thirty-five days before such payments are due, XT may provide ABX or JTI with an invoice by facsimile setting forth the royalties XT must pay third parties with respect to such licensee's activities in its Territory in the preceding quarter, and such licensee shall pay such invoices within thirty days of receipt of such invoice.

          6.3 Records; Inspection. ABX and JTI shall each keep (and cause its Affiliates and Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to XT under this Agreement. Such books and records shall be kept at the principal place of business of ABX and JTI or its Affiliates or Sublicensees, as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of each licensee or its Affiliates will be open for inspection during such three-year period by a representative of XT for the purpose of verifying the royalty statements. ABX and JTI shall each require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of such licensee reasonably satisfactory to XT on behalf of, and as required by, XT for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by XT and the particular licensee. The XT representative will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 6.3 shall be at the expense of XT, unless a variation or error of ABX or JTI, as the case may be, producing an increase exceeding [***] of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating thereto will be paid by such licensee. Upon the expiration of three years following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive, and ABX and JTI, as the case may be, shall be released from any liability or accountability with respect to royalties for such year.



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          6.4 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

          6.5 Late Payments. Any payments due from Licensee that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at [***], calculated on the number of days such payment is delinquent. This Section 6.5 shall in no way limit any other remedies available to any party.

          6.6 Withholding Taxes.

               6.6.1 Unless immediately reimbursable under Section 6.6.2 below, all payments required to be made pursuant to Articles 3, 4 and 5 hereof shall be without deduction or withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction. Such taxes are referred to herein as "Withholding Taxes" and such Withholding Taxes shall be the sole responsibility of the withholding party. The withholding party shall provide a certificate evidencing payment of any Withholding Taxes hereunder.

               6.6.2 XT agrees to elect to claim a tax credit for Withholding Taxes with respect to which it is entitled so to elect, and further agrees not to amend such election for the full carry-forward period with respect to such credit. At the time that XT realizes a reduction in U.S. tax liability by actually utilizing the Withholding Taxes as a credit against regular U.S. tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits), then the amount of such reduction attributable to such credit shall immediately be reimbursed to the withholding party. For these purposes, a reduction in U.S. tax liability shall include both a direct reduction in XT's own tax liability and a reduction in the U.S. tax liability of any of its partners.

          6.7 Tax Indemnity. Except as provided in Section 6.6, each party (the "Tax Indemnitor") shall indemnify and hold harmless the other party hereto (each a "Tax Indemnitee") from and against any tax or similar governmental charge assessed solely because of this Agreement with respect to and directly attributable to the income or the assets of the Tax Indemnitor. In the event that any governmental agency shall make a claim against a party hereto which could give rise to an indemnity hereunder, such potential Tax Indemnitee shall give reasonably prompt notice to the potential Tax Indemnitor of the assertion of such claim. If the transmission of such notice is unreasonably deferred and has a material, adverse affect on the ability of the potential Tax Indemnitor to challenge such claim, such potential Tax Indemnitor shall be released from liability hereunder. The Tax Indemnitor alone shall (at its own expense) control the defense or compromise of any such claim. The Tax Indemnitee shall execute any documents required to enable Tax Indemnitor to defend such claim, provide any information necessary therefor, and cooperate with Tax Indemnitor in such defense.



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                                      -9-
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          6.8 XT Tax Indemnity. XT shall indemnify and hold harmless ABX and JTI and their Affiliates from and against any increase to their respective country of incorporation income tax liability directly attributable to a positive adjustment to the amount of gross receipts (an "Adjustment") reported or reportable by such party from the income, including the royalty income, received from ABX or JTI on Covered Products. The amount payable hereunder shall be equal to the difference between (a) the product of (i) the amount of the Adjustment, and (ii) the highest combined marginal corporate tax rate in their respective country of incorporation in effect for the taxable year for which such Adjustment is made, and (b) the reduction in the party's foreign tax liability, which for purposes of this Agreement shall be equal to the product of (i) the amount of any correlative adjustment to its foreign taxable income, and (ii) the highest combined marginal foreign corporate tax rate in effect for the taxable year for which the correlative adjustment is made. No indemnification payment shall be required hereunder until comprehensive efforts to obtain a correlative adjustment to ABX's or JTI's, as the case may be, or its Affiliates' taxable income in a foreign state (which may include, for example invoking competent authority provisions under the U.S. Japanese Income Tax Treaty (if applicable) or other applicable bilateral tax treaty) have, to the extent reasonable to do so, been exhausted.

     7.   RESEARCH AND DEVELOPMENT.

          7.1 Funding and Conduct. ABX and JTI shall each independently furnish and be responsible for funding and conducting all of its preclinical and clinical research and development of Products, at its own expense.

     8.   SHARING OF CLINICAL DATA

          As long as their development projects remain on similar timelines, or as otherwise mutually agreed, ABX and JTI will consider bilateral sharing of their and their Sublicensees' relevant Product development information and clinical data. However, there shall not be, unless otherwise agreed upon by the parties, any obligation for sharing data developed independently, by or on behalf of either of them.

     9.   DUE DILIGENCE.

          9.1  [***].

               9.1.1 ABX and JTI, as the case may be, agree to [***] as may be agreed upon by the parties [***] the Effective Date.

               9.1.2 Notwithstanding the foregoing, each of ABX and JTI shall be [***]





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                                      -10-
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     [***].  After [***], shall each be [***] in the United States or Japan.

          9.2 Failure to Meet Due Diligence Obligation.

               9.2.1 If the diligence requirements set forth in Section 9.1 are not met by ABX (or its Affiliates or Sublicensees) in the United States or by JTI (or its Affiliates or Sublicensees) in Japan, such licensee's rights hereunder shall terminate upon written notice by XT to such licensee and subject to Sections 9.3, 9.4 and 14.3 below.

               9.2.2 Notwithstanding Section 9.2.1, the license granted hereunder to ABX or JTI, as the case may be, shall not terminate by reason of a delay in meeting the [***] milestone set forth in Section 9.1.1, to the extent that prudent business judgment, based on circumstances outside of such licensee's reasonable control, reasonably justifies such delay.

          9.3 Dispute Resolution. In the event that a dispute arises whether the diligence requirements in Article 9 have been met or circumstances exist which ABX or JTI, respectively, believes justifies a failure on its part to meet such obligation, the parties will attempt to resolve any dispute by mutual agreement and, if required, the Chief Executive Officer of ABX and the Vice President of the Pharmaceutical Division of JTI shall meet personally and negotiate in good faith to resolve such dispute during a period of thirty days following licensee's receipt of the notice under Section 9.2.1.

          9.4 Arbitration. In the event that the parties are unable to resolve such dispute pursuant to Section 9.3 above, such dispute shall be settled between XT and the other party by binding arbitration as set forth in Section
15.12. If the arbitrator determines that the party acted in good faith, but failed to meet its obligations under Section 9.1 above, the license granted to such party shall not terminate unless the nonperforming party fails to cure such non-performance within a reasonable period of time, as determined by the arbitrator.

     10.  PATENTS.

          10.1 [***] Technology.

               (a) XT or its licensor, as they may agree, shall have responsibility for preparing, filing, prosecuting and maintaining patents and patent applications worldwide relating to the [***] Technology and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to the [***] Technology. XT shall keep ABX and JTI each reasonably informed as to the status of such patent matters in its Territory, including without limitation, by providing such licensee the opportunity to review and comment on any substantive documents which will be filed in any patent office, and providing such licensee copies of any substantive documents received by XT from such patent offices including



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                                      -11-
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notice of all interferences, reexaminations, oppositions or requests for patent term extensions. ABX and JTI shall cooperate with and assist XT in connection with such activities, at XT's request and expense.

               (b) In the event that either ABX or JTI, as the case may be, becomes aware that any [***] Technology necessary for the practice of the licenses granted herein is infringed or misappropriated by a third party or is subject to a declaratory judgment action arising from such infringement, such party shall promptly notify XT (and the other licensee) and XT shall thereafter promptly notify the owner of such intellectual property. XT or its licensor, as they may agree, shall have the exclusive right to enforce, or defend any declaratory judgment action, at its expense, involving any [***] Technology. In such event, XT shall keep ABX and/or JTI, as the case may be, reasonably informed of the progress of any such claim, suit or proceeding in its Territory. Any recovery received by XT as a result of any such claim, suit or proceeding shall be used first to reimburse XT for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [***].

          10.2 [***] Technology.

               10.2.1 XT shall have the initial worldwide responsibility for preparing, filing, prosecuting and maintaining patent applications and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to [***] Technology. XT shall give ABX and JTI each the opportunity to review the status of all such pending patent applications and actions in its Territory and shall keep ABX and/or JTI, as the case may be, fully informed of the progress of such applications and actions, including, without limitation, by promptly providing ABX and/or JTI with copies of all substantive correspondence sent to and received from patent offices, and providing notice of all interferences, reexaminations, oppositions or requests for patent term extensions. [***]. If only either ABX or JTI should be a licensee under this Agreement, such expenses shall be equally divided between XT and such Licensee on a worldwide basis. In the event that XT declines or fails to prepare, file, prosecute or maintain such patent applications or patents or take such other actions, relating to the Products it shall promptly and in no event later than ninety days prior to any filing deadline, provide notice to ABX and JTI. ABX and JTI shall promptly discuss and agree on who should assume such responsibilities and how the expenses related thereto should be allocated.

               10.2.2 In the event that a licensee becomes aware that any [***] Technology necessary for the practice of the license granted herein is infringed or misappropriated by a third party in any country in which ABX or JTI has rights hereunder, or is subject to a declaratory judgment action arising from such infringement in such country, ABX or JTI, as the case may be, shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property.



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                                      -12-
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               10.2.3 ABX or JTI, as the case may be, shall have the exclusive right to enforce, or defend any declaratory judgment action, in any country in which it has exclusive rights hereunder, at its expense, involving [***] Technology. In such event, the party involved in such claim , suit or proceeding, shall keep XT and the other of ABX or JTI reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by such party received as a result of any such claim, suit or proceeding shall be used first to reimburse such party for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, and [***].

               10.2.4 ABX and JTI shall consult and agree whether, and if so, how, to enforce the [***] Technology in a country in which ABX and JTI have co-exclusive rights hereunder. However, [***] (except as otherwise provided below). The party taking such action shall keep XT and the other of ABX or JTI reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by such party received as a result of any such claim, suit or proceeding shall be used first to reimburse such party for all expenses (including attorneys' and professional fees) incurred in connection with such claim, suit or proceeding, [***].

          10.3 Infringement Claims. If the production, sale or use of Products pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against ABX or JTI (or their respective Affiliates or Sublicensees), ABX or JTI, as the case may be, shall promptly notify XT thereof in writing setting forth the facts of such claim in reasonable detail. [***], ABX or JTI, as the case may be, shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its choice. Such parties shall keep XT reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to the Licensed Technology. The other of ABX or JTI may participate in the defense of any such claim, suit or proceeding at its own expense through counsel of its choice. ABX or JTI, as the case may be, [***] pursuant to this Agreement. Notwithstanding the above, neither ABX nor JTI shall be able to settle any such claim, suit or proceeding that impinges upon the rights of ABX or JTI, as the case may be, including, without limitation, involving any admission of the invalidity of the Licensed Technology or rights to Product Antigen outside its Territory without the prior approval of XT.




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                                      -13-

          10.4 Patent Marking. ABX and JTI agree to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statutes or regulations in the country or countries of manufacture and sale thereof.

     11.  CONFIDENTIALITY.

          11.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by another party hereto pursuant to this Agreement except to the extent that it can be established by the receiving party by competent proof that such information:

               (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

               (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

               (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

               (d) was subsequently lawfully disclosed to the receiving party by a person other than a party or developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

          11.2 Permitted Disclosures. Notwithstanding Sections 11.1 above and
15.16 below, each party hereto may disclose another party's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a party is required to make any such disclosure of the other party's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, XT shall not disclose to third parties, clinical data or regulatory filings received from ABX or JTI except as agreed in writing by such party.

     12.  SUBLICENSES.

          Pursuant to Article 2 herein, ABX and JTI shall each have the exclusive right in the ABX Territory and JTI Territory, respectively, and the co-exclusive right in the Rest of the World to grant and authorize sublicenses to third parties; provided, however, such party shall remain responsible for any payments due XT for Net Sales of Products by any Sublicensee. [***]. Any sublicense granted by ABX or JTI pursuant to this Agreement shall provide that the Sublicensee will be subject to the applicable terms of this Agreement. ABX or JTI, as the case may be, shall provide XT with a copy of relevant portions of each sublicense agreement, as reasonably required by XT.

     13.  REPRESENTATIONS AND WARRANTIES.

          13.1 XT. XT represents and warrants that:

               (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein;

               (ii) it has not previously granted and will not grant any rights inconsistent or in conflict with the rights and licenses granted to ABX and JTI herein;

               (iii) there are no existing or threatened actions, suits or claims pending against XT with respect to the Licensed Technology or the right of XT to enter into and perform its obligations under this Agreement;

               (iv) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Licensed Technology, or any portion thereof, with respect to the Products, or their manufacture or use;

               (v) Schedule 3 hereto sets forth all royalties, license fees, milestone payments and similar payments due to third parties for which ABX and/or JTI is obligated to reimburse XT under Section 5.1 above as of the Effective Date; and

               (vi) the Licensed Technology is all the technology owned by or licensed to XT as of the Effective Date.

          13.2 ABX and JTI. Each of ABX and JTI represents and warrants that:

               (i) it has the full right and authority to enter into this Agreement,

               (ii) to its knowledge, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of it to enter into and perform its obligations under this Agreement; and

               (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.



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                                      -15-

          13.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, XT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF LICENSED TECHNOLOGY CLAIMS, ISSUED OR PENDING.

          13.4 Effect of Representations and Warranties. It is understood that if the representations and warranties under this Article 13 are not true and accurate and a party incurs liabilities, costs or other expenses as a result of such falsity, the party at fault shall indemnify, defend and hold the injured party harmless from and against any such liabilities, costs or expenses incurred, provided that the party at fault receives prompt notice of any claim against the injured party resulting from or related to such falsity and the sole right to control the defense or settlement thereof.

     14.  TERM AND TERMINATION.

          14.1 Effectiveness. This Agreement shall become effective as of the Effective Date and the license rights granted by XT under Article 2 above shall be in full force and effect as of such date.

          14.2 Term. Unless earlier terminated pursuant to the other provisions of this Article 14, this Agreement shall continue in full force and effect until the later of

               (i) the expiration of the last to expire patent within the Licensed Technology claiming Products; or

               (ii) the twentieth anniversary of the Effective Date.

The licenses granted under Article 2 shall survive the expiration (but not an earlier termination) of this Agreement; provided that such licenses shall in such event become nonexclusive.

          14.3 Termination for Breach. Any party to this Agreement may terminate this Agreement as to another party hereto in the event such other party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such shall have continued for sixty days after written notice thereof was provided to the breaching party by the nonbreaching party that terminates the Agreement as to such party. Any termination shall become effective at the end of such sixty day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty day period. However, if the party alleged to be in breach of this Agreement disputes such breach within such sixty day period, the non-breaching party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section 15.12 below that this Agreement was materially breached, and the breaching party fails to cure such breach within thirty days following the final decision of the arbitrators or such other time as directed by the arbitrators.

          14.4 Other Termination Rights. ABX or JTI may terminate this Agreement and the license granted to such party herein, in its entirety or as to any particular patent within the Licensed Technology in a particular country, at any time, by providing XT ninety-days written notice. In the event of termination as to a particular country, the subject patent in such country shall cease to be within the Licensed Technology for all purposes of this Agreement that apply to the terminating party.

          14.5 Effect of Termination.

               14.5.1 In the event that this Agreement (i) is terminated under
Section 14.3 above, by reason of a breach by ABX or JTI, this Agreement shall terminate with respect to the breaching party only, and shall continue in effect with respect to XT and the non-breaching party; (ii) is terminated by ABX or JTI by reason of a breach by XT, this Agreement shall terminate as to XT and the terminating party, and shall continue in effect with respect to XT and the other of ABX and JTI; or (iii) is terminated by ABX or JTI under Section 14.4 above, this Agreement shall terminate with respect to the party exercising its right to terminate thereunder, and shall continue in effect in its entirety with respect to XT and the non-terminating party. In each case, the non-breaching or non-terminating licensee shall thereupon have the right to obtain an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Product for use, sale or other distribution in the Licensed Field throughout the world, on the terms and conditions set forth herein that are applicable to it.

               14.5.2 Termination of this Agreement for any reason shall not release any party hereto from any liability which at the time of such termination has already accrued to the other party or which is attributable to a period prior to such termination.

               14.5.3 In the event this Agreement is terminated with respect to ABX or JTI for any reason, such licensee and its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any Products subject to this Agreement then on hand. Upon termination of this Agreement by XT for any reason, any sublicense granted by a licensee hereunder shall survive, provided that upon request by XT, such Sublicensee promptly agrees in writing to be bound by the applicable terms of this Agreement.

               14.5.4 This Agreement, including, without limitation, any licenses or sublicenses granted pursuant to this Agreement, shall survive any dissolution, liquidation or acquisition of XT. Such licenses shall remain in full force and effect even after any distribution, following dissolution, of the intellectual property owned or licensed to XT, to any entity. Any transfer of such intellectual property prior to or following dissolution shall be subject to the licenses granted herein.

               14.5.5 This Agreement, including the licenses granted in Article 2, is independent of, and shall not be affected by, any breach or termination of the Master Research License and Option Agreement or any other agreement between the parties or their Affiliates. In the event of the termination of the Master Research License and Option Agreement, the rights and obligations of the parties hereto under Article 12 thereof shall be deemed to be part of this Agreement.

               14.5.6 Sections 6.3, 6.5, 6.6, 6.7 and 6.8 and Articles 11, 13,
14 and 15 shall survive the expiration and any termination of this Agreement for any reason.

     15.  MISCELLANEOUS.

          15.1 Governing Laws. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

          15.2 Waiver. It is agreed that no waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

          15.3 Assignment. This Agreement and the licenses granted hereunder may not be assigned by ABX or JTI to any third party without the written consent of XT, and XT may not assign this Agreement to a third party without the consent of both ABX and JTI; except any party may assign this Agreement without such consent to (a) an Affiliate (provided that such Affiliate is two-thirds or greater owned directly or indirectly) or (b) an entity that acquires substantially all of the assets of the monoclonal antibody business segment of the assigning party. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

          15.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

          15.5 Compliance with Laws. In exercising their rights under this license, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license.

          15.6 No Implied Obligations. Except as expressly provided in Article 9 above, nothing in this Agreement shall be deemed to require ABX or JTI to exploit the Licensed Technology nor to prevent ABX or JTI from commercializing products similar to or competitive with any Products, in addition to or in lieu of such Products.

          15.7 Notices. Any notice required or permitted to be given to the parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

          XT:                      Xenotech, L.P.
                                   322 Lakeside Drive
                                   Foster City, California 94404
                                   Attn: Chief Financial Officer

          Japan Tobacco Inc.:      Japan Tobacco Inc.
                                   JT Building
                                   2-1 Toranomon 2-chome
                                   Minato-ku, Tokyo 105
                                   Japan
                                   Attn:  Vice President
                                   Pharmaceutical Division

          with a copy to:          JT America Inc.
                                   1825 South Grant Street, Suite 220
                                   San Mateo, CA 94402
                                   Attn: President

          and to:                  Gilbert, Segall and Young LLP
                                   430 Park Avenue
                                   New York, NY 10022
                                   Attn: Neal N. Beaton, Esq.

          Abgenix, Inc.:           Abgenix, Inc.
                                   7601 Dumbarton Circle
                                   Fremont, California  94555
                                   Attn: President

          with a copy to:          Wilson Sonsini Goodrich & Rosati, P.C.
                                   650 Page Mill Road
                                   Palo Alto, California 94304
                                   Attn: Kenneth A. Clark, Esq.

           15.8 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of XT, ABX and JTI are subject to prior compliance with United States and Japanese export regulations and such other United States and Japanese laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States and Japan. ABX and JTI each shall use efforts consistent with prudent business judgment to obtain such approvals. XT shall cooperate with ABX and JTI and shall provide assistance to them as reasonably necessary to obtain any required approvals.

           15.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

           15.10 Force Majeure. Nonperformance of any party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform, is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

           15.11 No Consequential Damages. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER.

           15.12 Dispute Resolution; Arbitration. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between senior executives of the parties. Any dispute under this Agreement which is not settled after such meeting, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys, fees. The arbitration shall be held in San Francisco, California unless initiated by XT or ABX against JTI, in which event it will be held in Tokyo, Japan. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty days following the final decision of the arbitrators. Any arbitration shall be completed within six months from the filing of notice of a request for such arbitration.

           15.13 Complete Agreement. It is understood and agreed by the parties that this Agreement constitutes the entire agreement, both written and oral, among the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of XT, ABX and JTI.

           15.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

           15.15 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

           15.16 Nondisclosure. Except as provided in Article 11, each of the parties hereto agrees not to disclose to any third party the terms of this Agreement without the prior written consent of each other party hereto, except to advisors, investors, licensees, sublicensees and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law; provided, however, that the royalty rate specified in Section 4.1 of this executed Product License shall be redacted before the terms of this executed Product License are disclosed to potential licensees and sublicensees. Without limitation upon any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

           15.17 Conformity with GenPharm Cross-License. The rights and licenses granted to Licensee hereunder shall be subject to the GenPharm Cross License, and to the extent that this Agreement purports to grant greater rights to Licensee than is permitted under the GenPharm Cross License, such rights shall be granted only to the extent permitted under the GenPharm Cross License, and the terms of the GenPharm Cross License shall control.

     IN WITNESS WHEREOF, the parties have executed this Agreement in triplicate originals, through their respective officers hereunto duly authorized, as of the day and year first above written.


JAPAN TOBACCO INC.                      ABGENIX, INC.


By:                                     By:
   ----------------------------------      -------------------------------------

Name:                                   Name:
     --------------------------------        -----------------------------------

Title:                                  Title:
      -------------------------------         ----------------------------------


XENOTECH, INC. (as General Partner of
XENOTECH, L.P.)


By:
   ----------------------------------

Name:
     --------------------------------

Title:
      -------------------------------




Schedule 1:  Patents [***] Technology"
Schedule 2:  Patents [***] Technology"
Schedule 3:  Payments Due to Third Parties
Schedule 4:  XT In-Licenses



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                                      -21-

                                    EXHIBIT H

                           XENOTECH CONTROLLED RIGHTS


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